UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-06624
Nuveen New York Select Tax-Free Income Portfolio
(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: March 31
Date of reporting period: September 30, 2019
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

30 September 2019

Nuveen Municipal Closed-End Funds

NXP	Nuveen Select Tax-Free Income Portfolio
NXQ	Nuveen Select Tax-Free Income Portfolio 2
NXR	Nuveen Select Tax-Free Income Portfolio 3
NXC	Nuveen California Select Tax-Free Income Portfolio
NXN	Nuveen New York Select Tax-Free Income Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences." Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Table of Contents

Chair’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Common Share Information	8

Risk Considerations	10

Performance Overview and Holding Summaries	11

Shareholder Meeting Report	21

Portfolios of Investments	22

Statement of Assets and Liabilities	54

Statement of Operations	55

Statement of Changes in Net Assets	56

Financial Highlights	58

Notes to Financial Statements	64

Additional Fund Information	74

Glossary of Terms Used in this Report	75

Reinvest Automatically, Easily and Conveniently	77

Annual Investment Management Agreement Approval Process	78

Chair’s Letter
to Shareholders

Dear Shareholders,
Financial markets have been receiving mixed messages this year. The global economy has bifurcated, split between a slumping manufacturing sector and a resilient consumer. Confidence has been weakening among corporate managements, who are wary of trade frictions and moderating global growth, but has remained elevated among consumers, who have benefited from tight labor markets and growing wages. Corporate profits are shrinking, and earnings forecasts are being downgraded. A more pessimistic growth outlook has driven interest rates to historically low levels. Yet, stock market indexes have overcome periodic volatility to touch historical highs.
Slower growth and amplified market volatility are likely to be expected in a late cycle economy. Although unpredictable geopolitics such as trade and Brexit have been a source of market anxiety, some clarity on these issues could be a potential source of upside. Furthermore, barring an exogenous shock, we believe the likelihood of a near-term recession remains low. The U.S. economy slowed in the third quarter but by less than expected, and other recent economic indicators appear to be stabilizing. Low unemployment and wage growth continue to be favorable for consumers, who represent the largest driver of the economy. The low interest rate environment should encourage businesses and consumers to borrow at lower rates while markets have been encouraged by the expectation of easier financial conditions. Although Europe’s economies presently look more vulnerable to recession and China’s growth has slowed to a near three-decade low, policy makers there remain committed to using their available tools.
At Nuveen, we still see investment opportunities in the maturing economic environment, but we are taking a selective approach. If you’re concerned about where the markets are headed from here, we encourage you to work with your financial advisor to review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
November 22, 2019

Portfolio Managers’ Comments

Nuveen Select Tax-Free Income Portfolio (NXP)
Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
Nuveen Select Tax-Free Income Portfolio 3 (NXR)
Nuveen California Select Tax-Free Income Portfolio (NXC)
Nuveen New York Select Tax-Free Income Portfolio (NXN)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers Michael S. Hamilton and Scott R. Romans, PhD, discuss key investment strategies and the six-month performance of the Nuveen Select Portfolios (the “Funds”). Michael has managed the three national Funds since 2016, while Scott has managed NXC since 2003 and NXN since 2011.
What key strategies were used to manage the Funds during the six-month reporting period ended September 30, 2019?
Each Fund seeks to provide current income and stable dividends, exempt from regular federal and designated state income taxes, where applicable, consistent with the preservation of capital by investing primarily in a portfolio of municipal obligations. Under normal market conditions, NXC and NXN invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax and a single state’s personal income tax. The Funds may invest up to 20% in municipal securities that are exempt from regular federal income tax, but not from that single state’s income tax if, in the Portfolio Manager’s judgement, such purchases are expected to enhance the Fund’s after-tax total return potential. To the extent that the Funds invest in bonds of municipal issuers located in other states, each Fund may have income that is not exempt from state personal income tax.
Municipal bonds gained in the six-month reporting period, led by lower rated and longer duration structures. Interest rates declined significantly in the reporting period as the Federal Reserve cut its policy rate twice in 2019, a reversal of its rate-raising stance throughout 2018, to help extend the economic cycle. Municipal bond prices rose as yields fell, most prominently at the longer end of the yield curve. Favorable credit fundamentals and a supply-demand imbalance further aided municipal bond performance. A notable trend in 2019 so far has been the record pace of inflows into municipal bond funds, which has continued to exceed the modest rise in issuance. In high tax states such as California, New York and New Jersey, demand for in-state paper has been particularly robust. The new limits on state and local tax, or SALT, deductions resulted in larger than expected tax burdens for some

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
high income taxpayers, driving demand for the tax benefits offered by municipal bonds. Over this reporting period, the California municipal market outperformed the national market and the New York municipal market underperformed the national market, as measured by their respective state S&P Municipal Bond Indexes.
Our trading activity continued to focus on pursuing the Funds’ investment objectives. During this reporting period, we were comfortable with the duration positioning in NXP, NXQ and NXR. To keep the three Funds’ duration at these levels, we focused on finding relative value opportunities and incremental income among short duration bonds, including buying among those with maturities less than one year. However, we selectively added to long duration bonds when the valuations were attractive, for example, adding to the position in Puerto Rico sales tax bonds known as COFINAs. We funded most of the buying with the proceeds from maturing and called bonds. We also sold some long duration, lower coupon bonds when the prevailing market conditions were favorable to do so.
For the two state Funds, trading activity was relatively muted in this reporting period. The scarcity of relative value in the low interest rate environment provided fewer opportunities to enhance the portfolio’s income and/or total return prospects, and we preferred to minimize the portfolio’s turnover to avoid unnecessarily diluting its dividend income. Marginal changes included rotating some of NXC’s and NXN’s exposure out of their respective state’s tobacco settlement bonds and into Puerto Rico bonds. While the two Funds’ tobacco holdings performed well in the past, we believe the credit outlook has become less favorable amid declining consumption trends and disruptive new technologies (vaping/e-cigarettes). The prospects for certain Puerto Rico credits, however, appeared more attractive. The Puerto Rico Aqueduct and Sewer Authority (PRASA) has maintained sufficiently strong operations to avoid default and is expected to receive federal infrastructure funding in the coming years. COFINAs were the first major credit to exit the bankruptcy-like restructuring process and were restructured with improved security features. We purchased both PRASA and COFINA bonds during this reporting period, using the proceeds from trimming the tobacco exposure. Additionally, in NXC, we bought local general obligation (GO) bonds structured with 4% coupons. NXN added some high grade, 5% coupon paper backed by personal income tax revenue and a new issue for New York Liberty One Bryant Park. New York Liberty bonds are a program financing the rebuilding of Manhattan after the September 11, 2001 terrorist attacks. Outside of the tobacco-Puerto Rico repositioning, the proceeds of called and maturing bonds funded most of NXC and NXN’s buying activity.
As of September 30, 2019, NXP, NXQ and NXN continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.
How did the Funds perform during the six-month reporting period ended September 30, 2019?
The tables in the Funds’ Performance Overview and Holding Summaries section of this report provide the Funds’ total return for the six-month, one-year, five-year and ten-year periods ended September 30, 2019. The Funds’ total returns on common share net asset value (NAV) are compared with the performance of corresponding market indexes.
For the six months ended September 30, 2019, the total returns on common share NAV for NXC and NXN outperformed the national S&P Municipal Bond Index’s return and their respective state index’s returns. The three national Funds, NXP, NXQ and NXR, outperformed the national S&P Municipal Bond Index over the six-month period.
The factors affecting performance in this reporting period included duration and yield curve positioning, credit ratings allocations and sector positioning. In addition, the use of leverage through inverse floating rate securities affected the performance of NXP, NXQ and NXN. NXR and NXC did not use leverage in this reporting period.
Duration and yield curve positioning was a large contributor to the five Funds’ performance in this reporting period, as the Funds’ emphasis on longer duration bonds benefited from the flattening yield curve and larger move in longer dated yields. For the three national Funds, an overweight to bonds with durations of 12 years and longer was especially helpful. While both the California Fund and New York Fund had longer durations than their respective state benchmarks, which aided performance, the New York Fund’s performance was slightly tempered by a small overweight to short maturity bonds, which underperformed.

The five Funds were well positioned on a credit ratings basis. Lower rated bonds outperformed high grade (AAA and AA rated) paper in this reporting period. Credit fundamentals have remained favorable amid the moderate pace of economic growth while investor demand for higher yielding investments and municipal bonds in general has continued to support the performance of lower rated bonds. In particular, overweight allocations to single rated A, BBB and below investment grade credits in NXP, to single rated A, BBB and BB bonds in NXQ, and to BBB and lower rated bonds in NXR contributed positively to performance, as did the three Funds’ underweight positioning in the highest credit qualities. For NXC and NXN, the largest benefit came from their overweight exposures to BBB rated and below investment grade bonds.
Sector allocations were an overall positive contributor to performance across the three national Funds, led by positioning in the tax-supported (specifically the dedicated tax sub-sector), health care and housing sectors. The Funds held longer duration bonds within each of the three sectors, which strongly outperformed and added meaningfully to performance. The housing sector actually underperformed the market, but the Funds’ long duration bias more than offset the sector’s general weakness.
Sector performance at the state level differed from that of the national level. For both the California and New York Funds, exposures to the tobacco securitization, industrial development revenue/pollution control revenue, higher education and health care sectors performed well, while exposures to pre-refunded bonds detracted, as high quality and short dated bonds underperformed. Weakness also came from the utilities sector in NXC and the tax-supported sector in NXN.
NXP, NXQ and NXR’s individual credit selections also had an overall positive impact on performance. Long duration positions, and particularly zero coupon bonds, were among the top performing holdings. One standout among zero coupon bonds was the Metropolitan Pier and Exposition Authority McCormick Place Expansion Project. Lower rated credits were also among the best performers, including Carson-Tahoe Regional Health, Oklahoma University Health and Reed College (Oregon). Conversely, the Funds held small positions in FirstEnergy Solutions and Virgin Trains USA, which slightly detracted from performance as the bonds came under technical selling pressure during the reporting period.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of September 30, 2019. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NXP	NXQ	NXR	NXC	NXN
April 2019	$0.0455	$0.042	$0.0435	$0.0410	$0.0395
May	0.0455	0.042	0.0435	0.0410	0.0395
June	0.0455	0.042	0.0435	0.0437	0.0395
July	0.0455	0.042	0.0435	0.0437	0.0395
August	0.0455	0.042	0.0435	0.0437	0.0395
September 2019	0.0455	0.042	0.0435	0.0437	0.0395
Total Distributions from Net Investment Income	$0.2730	$0.2520	$0.2610	$0.2568	$0.2370

Yields
Market Yield*	3.47%	3.36%	3.25%	3.34%	3.43%
Taxable-Equivalent Yield*	5.81%	5.67%	5.45%	7.23%	6.81%

*  Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 40.8%, 40.8%, 40.8%, 54.1% and 49.6% for NXP, NXQ, NXR, NXC and NXN, respectively. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, common shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

CHANGE IN METHOD OF PUBLISHING NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
Beginning on or about November 1, 2019, the Nuveen Closed-End Funds will be discontinuing the practice of announcing Fund distribution amounts and timing via press release. Instead, information about the Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders will be posted and can be found on Nuveen’s enhanced closed-end fund resource page, which is at www.nuveen.com/closed-end-fund-distributions, along with other Nuveen closed-end fund product updates. Shareholders can expect regular distribution information to be posted on www.nuveen.com on the first business day of each month. To ensure that our shareholders have timely access to the latest information, a subscribe function can be activated at this link here, or at this web page (www.nuveen.com/en-us/people/about-nuveen/for-the-media).
COMMON SHARE REPURCHASES
During August 2019, the Funds’ Board of Trustees reauthorized an open-market common share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.
As of September 30, 2019, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NXP	NXQ	NXR	NXC	NXN
Common shares cumulatively repurchased and retired	—	—	—	—	—
Common shares authorized for repurchase	1,655,000	1,770,000	1,305,000	635,000	390,000

OTHER COMMON SHARE INFORMATION
As of September 30, 2019, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NXP	NXQ	NXR	NXC	NXN
Common share NAV	$16.09	$15.37	$16.49	$15.71	$14.41
Common share price	$15.72	$14.98	$16.08	$15.72	$13.80
Premium/(Discount) to NAV	(2.30)%	(2.54)%	(2.49)%	0.06%	(4.23)%
6-month average premium/(discount) to NAV	(3.59)%	(5.48)%	(4.78)%	(4.63)%	(3.97)%

Risk Considerations
Fund common shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Select Tax-Free Income Portfolio (NXP)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund common shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXP.
Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund common shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXQ.
Nuveen Select Tax-Free Income Portfolio 3 (NXR)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund common shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXR.
Nuveen California Select Tax-Free Income Portfolio (NXC)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund common shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXC.
Nuveen New York Select Tax-Free Income Portfolio (NXN)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund common shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXN.
Investment Policy Update
While there are no such limits imposed by applicable regulations, certain Nuveen Closed-End Funds formerly had investment policies that placed limits on the Fund’s ability to invest in illiquid securities. All exchange-listed Nuveen Closed-End Funds now have no formal limit on their ability to invest in such illiquid securities, but each Fund’s portfolio management team will monitor such investments in the regular, overall management of the Fund’s portfolio securities.

NXP	Nuveen Select Tax-Free Income Portfolio Performance Overview and Holding Summaries as of September 30, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of September 30, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NXP at Common Share NAV	5.53%	10.88%	5.15%	5.51%
NXP at Common Share Price	9.29%	17.25%	6.68%	5.21%
S&P Municipal Bond Index	3.71%	8.19%	3.63%	4.24%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

NXP	Performance Overview and Holding Summaries as of September 30, 2019 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	97.3%
Short-Term Municipal Bonds	0.9%
Other Assets Less Liabilities	1.8%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	4.4%
AAA	5.2%
AA	39.9%
A	28.3%
BBB	12.1%
BB or Lower	8.2%
N/R (not rated)	1.9%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	29.7%
Tax Obligation/General	15.9%
Transportation	15.6%
Health Care	12.0%
Education and Civic Organizations	7.6%
Other	19.2%
Total	100%

States and Territories
(% of total municipal bonds)
California	15.7%
Illinois	11.0%
Texas	10.7%
New Jersey	10.2%
Colorado	6.4%
Connecticut	5.4%
Washington	4.3%
Ohio	3.2%
Massachusetts	3.0%
Missouri	2.7%
Guam	2.7%
Iowa	2.5%
Virginia	2.4%
Other	19.8%
Total	100%

NXQ	Nuveen Select Tax-Free Income Portfolio 2 Performance Overview and Holding Summaries as of September 30, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of September 30, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NXQ at Common Share NAV	5.16%	10.26%	5.01%	5.44%
NXQ at Common Share Price	9.43%	16.23%	6.47%	4.94%
S&P Municipal Bond Index	3.71%	8.19%	3.63%	4.24%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

NXQ	Performance Overview and Holding Summaries as of September 30, 2019 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.2%
Short-Term Municipal Bonds	1.0%
Other Assets Less Liabilities	0.8%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	2.4%
AAA	4.5%
AA	33.1%
A	36.4%
BBB	13.8%
BB or Lower	8.3%
N/R (not rated)	1.5%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	21.6%
Transportation	20.3%
Tax Obligation/Limited	19.8%
Health Care	14.2%
Education and Civic Organizations	6.2%
Utilities	5.1%
Other	12.8%
Total	100%

States and Territories
(% of total municipal bonds)
California	15.0%
Illinois	11.6%
Texas	10.3%
Colorado	7.7%
Washington	5.0%
Arizona	4.8%
Massachusetts	4.8%
Florida	4.3%
Connecticut	3.3%
New Jersey	3.1%
Pennsylvania	3.0%
Ohio	2.8%
Nevada	2.6%
Guam	2.5%
Other	19.2%
Total	100%

NXR	Nuveen Select Tax-Free Income Portfolio 3 Performance Overview and Holding Summaries as of September 30, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of September 30, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NXR at Common Share NAV	5.71%	11.30%	5.45%	5.65%
NXR at Common Share Price	11.00%	18.92%	6.89%	5.40%
S&P Municipal Bond Index	3.71%	8.19%	3.63%	4.24%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

NXR	Performance Overview and Holding Summaries as of September 30, 2019 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.3%
Short-Term Municipal Bonds	0.9%
Other Assets Less Liabilities	0.8%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	5.1%
AAA	1.9%
AA	37.5%
A	32.6%
BBB	13.0%
BB or Lower	7.7%
N/R (not rated)	2.2%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	23.6%
Tax Obligation/General	21.0%
Transportation	16.1%
Health Care	10.5%
Water and Sewer	6.8%
U.S. Guaranteed	6.1%
Education and Civic Organizations	5.3%
Consumer Staples	5.2%
Other	5.4%
Total	100%

States and Territories
(% of total municipal bonds)
California	24.0%
Illinois	9.8%
Texas	9.4%
Massachusetts	6.9%
Washington	5.3%
Colorado	5.3%
Pennsylvania	4.8%
Ohio	4.3%
Connecticut	3.7%
New Jersey	3.0%
Virginia	2.6%
Florida	2.3%
Other	18.6%
Total	100%

NXC	Nuveen California Select Tax-Free Income Portfolio Performance Overview and Holding Summaries as of September 30, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of September 30, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NXC at Common Share NAV	5.00%	9.53%	4.74%	5.66%
NXC at Common Share Price	13.26%	16.44%	4.84%	6.34%
S&P Municipal Bond California Index	3.92%	8.13%	3.83%	4.71%
S&P Municipal Bond Index	3.71%	8.19%	3.63%	4.24%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

NXC	Performance Overview and Holding Summaries as of September 30, 2019 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	97.6%
Short-Term Municipal Bonds	1.4%
Other Assets Less Liabilities	1.0%
Net Assets	100%

States and Territories
(% of total municipal bonds)
California	97.4%
Puerto Rico	1.5%
Virginia	1.1%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	24.3%
Tax Obligation/Limited	20.5%
Water and Sewer	16.1%
Health Care	11.7%
Transportation	8.4%
Utilities	7.1%
U.S. Guaranteed	6.4%
Other	5.5%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	6.4%
AAA	15.3%
AA	51.4%
A	10.8%
BBB	3.6%
BB or Lower	7.2%
N/R (not rated)	5.3%
Total	100%

NXN	Nuveen New York Select Tax-Free Income Portfolio Performance Overview and Holding Summaries as of September 30, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of September 30, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NXN at Common Share NAV	4.05%	8.33%	3.80%	4.31%
NXN at Common Share Price	3.83%	12.04%	4.55%	4.00%
S&P Municipal Bond New York Index	3.49%	8.00%	3.51%	4.04%
S&P Municipal Bond Index	3.71%	8.19%	3.63%	4.24%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

NXN	Performance Overview and Holding Summaries as of September 30, 2019 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	100.5%
Other Assets Less Liabilities	0.3%
Net Assets Plus Floating
Rate Obligations	100.8%
Floating Rate Obligations	(0.8)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
New York	95.4%
Guam	2.1%
Virginia	1.6%
Puerto Rico	0.9%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	21.3%
Education and Civic Organizations	20.2%
Transportation	18.5%
Water and Sewer	9.5%
U.S. Guaranteed	8.8%
Utilities	8.2%
Consumer Staples	5.1%
Other	8.4%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	7.5%
AAA	16.7%
AA	43.4%
A	5.3%
BBB	14.6%
BB or Lower	7.8%
N/R (not rated)	4.7%
Total	100%

Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen on August 7, 2019 for NXP, NXQ, NXR, NXC and NXN; at this meeting the shareholders were asked to elect Board Members.

	NXP	NXQ	NXR	NXC	NXN
	Common	Common	Common	Common	Common
	Shares	Shares	Shares	Shares	Shares
Approval of the Board Members was reached as follows:
William C. Hunter
For	14,643,919	15,932,343	11,631,425	5,504,840	3,514,679
Withhold	461,531	499,009	560,912	204,211	46,045
Total	15,105,450	16,431,352	12,192,337	5,709,051	3,560,724
Judith M. Stockdale
For	14,727,501	15,992,604	11,742,096	5,531,555	3,508,017
Withhold	377,949	438,748	450,241	177,496	52,707
Total	15,105,450	16,431,352	12,192,337	5,709,051	3,560,724
Carole E. Stone
For	14,718,387	16,003,920	11,754,957	5,532,992	3,509,315
Withhold	387,063	427,432	437,380	176,059	51,409
Total	15,105,450	16,431,352	12,192,337	5,709,051	3,560,724
Margaret L. Wolff
For	14,733,313	16,028,927	11,755,356	5,629,399	3,519,725
Withhold	372,137	402,425	436,981	79,652	40,999
Total	15,105,450	16,431,352	12,192,337	5,709,051	3,560,724

NXP	Nuveen Select Tax-Free Income Portfolio Portfolio of Investments September 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.3%
	MUNICIPAL BONDS – 97.3%
	Alaska – 0.3%
$ 775	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	10/19 at 100.00	B3	$ 776,232
	Bonds, Series 2006A, 5.000%, 6/01/46
	Arizona – 2.1%
2,500	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West,	3/21 at 100.00	BBB+	2,621,250
	Series 2011B-1&2, 5.250%, 3/01/39
220	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	No Opt. Call	BB	221,844
	Basis Schools, Inc. Projects, Series 2017D, 3.000%, 7/01/22, 144A
255	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	No Opt. Call	AA–	264,953
	Basis Schools, Inc. Projects, Series 2017F, 3.000%, 7/01/26
350	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	No Opt. Call	AA–	366,887
	Math & Science Projects, Series 2018A, 4.000%, 7/01/22
185	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	No Opt. Call	BB+	185,348
	Paradise Schools Projects, Series 2016, 2.875%, 7/01/21, 144A
1,000	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	1/27 at 100.00	AA–	1,190,770
	Refunding Series 2016A, 5.000%, 1/01/38
625	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric	10/20 at 100.00	A–	646,106
	Power Company, Series 2010A, 5.250%, 10/01/40
5,135	Total Arizona			5,497,158
	Arkansas – 1.0%
6,555	Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas	No Opt. Call	Aa2	2,577,885
	Cancer Research Center Project, Series 2006, 0.000%, 7/01/46 – AMBAC Insured
	California – 15.5%
4,245	Anaheim City School District, Orange County, California, General Obligation Bonds,	No Opt. Call	AA	3,244,114
	Election 2002 Series 2007, 0.000%, 8/01/31 – AGM Insured
2,840	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	No Opt. Call	AA	2,216,904
	Project, Series 1997C, 0.000%, 9/01/30 – AGM Insured
3,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/23 at 100.00	AA– (4)	3,401,430
	Series 2013S-4, 5.000%, 4/01/38 (Pre-refunded 4/01/23)
2,310	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health	7/23 at 100.00	AA–	2,602,608
	System, Series 2013A, 5.000%, 7/01/33
1,630	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/23 at 100.00	AA–	1,846,725
	Series 2013I, 5.000%, 11/01/38
40	California State, General Obligation Bonds, Various Purpose Series 2009,	10/19 at 100.00	AA	40,120
	5.000%, 10/01/29
2,645	Cypress Elementary School District, Orange County, California, General Obligation Bonds,	No Opt. Call	AA	1,888,794
	Series 2009A, 0.000%, 5/01/34 – AGM Insured
2,710	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	No Opt. Call	AA–	2,305,912
	Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/28 – AMBAC Insured
3,030	Grossmont Union High School District, San Diego County, California, General Obligation	No Opt. Call	Aa2	2,751,149
	Bonds, Series 2006, 0.000%, 8/01/25 – NPFG Insured
1,000	Moreno Valley Unified School District, Riverside County, California, General Obligation	No Opt. Call	A+	941,110
	Bonds, Refunding Series 2007, 0.000%, 8/01/23 – NPFG Insured
1,160	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	Aa1	1,158,063
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (5)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 590	Palomar Pomerado Health Care District, California, Certificates of Participation, Series	11/19 at 100.00	N/R (4)	$ 592,602
	2009, 6.750%, 11/01/39 (Pre-refunded 11/01/19)
4,390	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community	No Opt. Call	AA–	3,507,610
	Development Project, Series 1999, 0.000%, 8/01/29 – AMBAC Insured
1,700	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates	No Opt. Call	A+ (4)	1,270,733
	of Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured (ETM)
8,000	Poway Unified School District, San Diego County, California, General Obligation Bonds,	No Opt. Call	AA–	5,868,080
	School Facilities Improvement District 2007-1, Election 2008 Series 2009A, 0.000%, 8/01/33
1,350	San Diego Association of Governments, California, South Bay Expressway Toll Revenue	7/27 at 100.00	A	1,628,019
	Bonds, First Senior Lien Series 2017A, 5.000%, 7/01/42
1,800	San Francisco City and County Public Utilities Commission, California, Water Revenue	11/24 at 100.00	AA–	2,106,684
	Bonds, Non-WSIP, Series 2017A, 5.000%, 11/01/42
2,110	Sierra Sands Unified School District, Kern County, California, General Obligation Bonds,	No Opt. Call	AA	1,744,337
	Election of 2006, Series 2006A, 0.000%, 11/01/28 – FGIC Insured
1,195	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	10/19 at 100.00	B–	1,200,425
	Bonds, Series 2005A-1, 5.500%, 6/01/45
1,150	Woodside Elementary School District, San Mateo County, California, General Obligation	No Opt. Call	AAA	928,222
	Bonds, Election of 2005, Series 2007, 0.000%, 10/01/30 – AMBAC Insured
46,895	Total California			41,243,641
	Colorado – 6.3%
500	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &	No Opt. Call	N/R	527,235
	Improvement Series 2017, 5.000%, 12/01/21, 144A
1,780	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	1/23 at 100.00	BBB+ (4)	1,997,979
	Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
150	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	162,492
	Series 2019A-1, 4.000%, 8/01/44
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of	1/20 at 100.00	AA–	1,009,030
	Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40
2,630	Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise	12/27 at 100.00	A+	3,151,844
	Revenue Bonds, Series 2017B, 5.000%, 12/01/47
1,935	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A+	2,164,704
	2013B, 5.000%, 11/15/43
250	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%,	No Opt. Call	A	199,287
	9/01/29 – NPFG Insured
12,500	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2006A, 0.000%,	9/26 at 54.77	A	5,795,875
	9/01/38 – NPFG Insured
2,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%,	9/20 at 50.83	A	998,500
	9/01/32 – NPFG Insured
620	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	720,149
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/35
23,365	Total Colorado			16,727,095
	Connecticut – 5.3%
690	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven	1/24 at 100.00	AA–	698,611
	Health Issue, Series 2014D, 1.800%, 7/01/49 (Mandatory Put 7/01/24)
2,500	Connecticut State, General Obligation Bonds, Green Series 2014G, 5.000%, 11/15/31	11/24 at 100.00	A1	2,884,100
1,000	Connecticut State, General Obligation Bonds, Refunding Series 2012E, 5.000%, 9/15/32	9/22 at 100.00	A1	1,092,580
1,000	Connecticut State, General Obligation Bonds, Refunding Series 2018C, 5.000%, 6/15/26	No Opt. Call	A1	1,210,350
1,860	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes	10/23 at 100.00	A+	2,099,475
	Series 2013A, 5.000%, 10/01/30

NXP	Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
September 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
$ 1,625	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes,	9/24 at 100.00	A+	$ 1,862,949
	Series 2014A, 5.000%, 9/01/34
3,000	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds,	11/24 at 100.00	Aa2	3,440,190
	Refunding Green Bond Series 2014A, 5.000%, 11/01/42
750	University of Connecticut, General Obligation Bonds, Series 2015A, 5.000%, 3/15/31	3/26 at 100.00	A+	893,362
12,425	Total Connecticut			14,181,617
	District of Columbia – 1.6%
1,975	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds,	10/22 at 100.00	AA+	2,191,559
	Subordinate Lien Series 2012A, 5.000%, 10/01/25
2,000	District of Columbia, Income Tax Secured Revenue Bonds, Refunding Series 2010A,	6/20 at 100.00	AAA	2,049,540
	5.000%, 12/01/24
3,975	Total District of Columbia			4,241,099
	Florida – 0.4%
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2019A, 5.000%,	10/29 at 100.00	A	1,202,630
	10/01/49 (AMT)
	Georgia – 0.5%
1,300	Brookhaven Development Authority, Georgia, Revenue Bonds, Children’s Healthcare of	7/29 at 100.00	AA+	1,456,572
	Atlanta, Inc. Project, Series 2019A, 4.000%, 7/01/44
	Guam – 2.6%
3,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/39	11/25 at 100.00	BB	3,341,730
1,650	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A, 6.000%, 11/01/26	5/21 at 100.00	BB	1,757,234
1,740	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	A–	1,939,682
	2013, 5.250%, 7/01/25
6,390	Total Guam			7,038,646
	Idaho – 1.2%
3,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/24 at 100.00	A–	3,313,020
	Series 2014A, 5.000%, 3/01/44
	Illinois – 10.8%
	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities
	System Revenue Bonds, Series 1999A:
2,565	0.000%, 4/01/20 – NPFG Insured	No Opt. Call	Baa2	2,536,503
2,000	0.000%, 4/01/23 – NPFG Insured	No Opt. Call	Baa2	1,829,960
725	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	870,384
	Series 2016, 6.000%, 4/01/46
735	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues	12/21 at 100.00	BB	764,525
	Series 2011A, 5.000%, 12/01/41
735	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	852,762
	Refunding Series 2017C, 5.000%, 12/01/30
360	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB	436,550
	Series 2016B, 6.500%, 12/01/46
55	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated	No Opt. Call	Baa2	42,203
	Tax Revenues, Series 1998B-1, 0.000%, 12/01/28 – FGIC Insured
645	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior	No Opt. Call	A	650,760
	Lien Refunding Series 2016C, 5.000%, 1/01/20
880	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A,	1/27 at 100.00	BBB+	1,051,222
	6.000%, 1/01/38

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial HealthCare, Series 2013:
$ 2,100	4.000%, 8/15/33	8/22 at 100.00	AA+	$ 2,221,065
2,245	5.000%, 8/15/43	8/22 at 100.00	AA+	2,421,390
260	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series	7/23 at 100.00	A–	294,068
	2013A, 6.000%, 7/01/43
2,190	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/23	No Opt. Call	BBB	2,396,210
1,000	Kendall, Kane, and Will Counties Community Unit School District 308 Oswego, Illinois,	No Opt. Call	A2	917,180
	General Obligation Bonds, Series 2008, 0.000%, 2/01/24 – AGM Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
1,720	0.000%, 12/15/29 – NPFG Insured	No Opt. Call	BBB	1,299,408
45	0.000%, 6/15/30 (ETM)	No Opt. Call	N/R (4)	36,794
765	0.000%, 6/15/30	No Opt. Call	BBB	568,135
6,070	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	BBB	4,253,977
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	BBB	2,879,300
1,775	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/28	3/25 at 100.00	A	2,064,236
310	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	350,489
	6.000%, 10/01/42
32,180	Total Illinois			28,737,121
	Indiana – 0.3%
1,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/24 –	No Opt. Call	AA	935,880
	AMBAC Insured
	Iowa – 2.5%
710	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	10/19 at 105.00	B+	746,458
	Company Project, Series 2016, 5.875%, 12/01/26, 144A
830	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/27 at 105.00	B+	900,517
	Company Project, Series 2013B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)
1,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C,	10/19 at 100.00	B+	1,000,220
	5.375%, 6/01/38
4,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	10/19 at 100.00	BB–	4,005,600
	5.600%, 6/01/34 (5)
6,540	Total Iowa			6,652,795
	Kentucky – 1.0%
2,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist	8/21 at 100.00	A	2,633,275
	Healthcare System Obligated Group, Series 2011, 5.250%, 8/15/46
	Massachusetts – 2.9%
1,625	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E,	11/23 at 100.00	A+	1,822,275
	5.000%, 11/01/43
200	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care	7/27 at 100.00	A–	210,664
	Obligated Group Issue, Series 2017L, 3.625%, 7/01/37
2,415	Massachusetts State, Federal Highway Grant Anticipation Notes, Accelerated Bridge	6/27 at 100.00	AA+	2,891,238
	Program, Series 2017A, 5.000%, 6/01/47
2,650	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Series 2011C,	8/21 at 100.00	AA+	2,827,153
	5.250%, 8/01/42
6,890	Total Massachusetts			7,751,330
	Michigan – 0.1%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A+	386,581
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39

NXP	Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
September 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri – 2.7%
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds,
	Series 2004B-1:
$ 1,165	0.000%, 4/15/23 – AMBAC Insured	No Opt. Call	AA	$ 1,088,984
5,000	0.000%, 4/15/30 – AMBAC Insured	No Opt. Call	AA–	3,901,400
2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/23 at 100.00	A2	2,208,200
	CoxHealth, Series 2013A, 5.000%, 11/15/38
8,165	Total Missouri			7,198,584
	Nevada – 0.9%
275	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project,	9/27 at 100.00	A–	323,837
	Series 2017A, 5.000%, 9/01/37
750	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust Series	1/20 at 100.00	Aa3	781,013
	2016-XG0028, 15.756%, 7/01/42, 144A (IF)
1,250	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran	1/20 at 100.00	Aa3	1,260,950
	International Airport, Series 2010A, 5.250%, 7/01/42
2,275	Total Nevada			2,365,800
	New Hampshire – 0.5%
1,250	New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds, Waste	No Opt. Call	A–	1,315,525
	Management Inc. Project, Series 2003, 3.125%, 8/01/24 (AMT)
	New Jersey – 10.0%
940	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	AA	1,054,342
	Replacement Project, Series 2013, 5.125%, 1/01/39 – AGM Insured (AMT)
1,035	New Jersey Economic Development Authority, School Facilities Construction Financing	3/21 at 100.00	A–	1,083,686
	Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/22
1,380	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit	No Opt. Call	A–	1,550,444
	Corporation Projects, Refunding Series 2017B, 5.000%, 11/01/23
260	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University	7/25 at 100.00	AA	302,273
	Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/29 – AGM Insured
35,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	AA	22,632,050
	Series 2006C, 0.000%, 12/15/34 – AGM Insured
38,615	Total New Jersey			26,622,795
	New Mexico – 1.3%
1,000	Farmington Municipal School District 5, San Juan County, New Mexico, General Obligation	9/25 at 100.00	Aa3	1,203,630
	Bonds, School Building Series 2015, 5.000%, 9/01/28
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony,	10/19 at 100.00	N/R	1,001,060
	Series 2007A, 5.250%, 9/01/42 (AMT)
1,035	University of New Mexico, Revenue Bonds, Refunding & Improvement Subordinate Lien Series	6/26 at 100.00	AA	1,184,433
	2016A, 4.500%, 6/01/36
3,035	Total New Mexico			3,389,123
	New York – 1.2%
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
25	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2 (4)	26,364
475	5.250%, 2/15/47	2/21 at 100.00	Aa2	499,871
1,100	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/22 at 100.00	AA–	1,212,145
	Series 2002D-1, 5.000%, 11/01/27
780	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	BBB+	820,575
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
500	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B,	No Opt. Call	B+	538,010
	5.000%, 6/01/24
2,880	Total New York			3,096,965

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 3.1%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Senior Lien, Series 2007A-2:
$ 1,670	6.000%, 6/01/42	10/19 at 100.00	B–	$ 1,681,122
1,000	6.500%, 6/01/47	10/19 at 100.00	B–	1,026,580
1,975	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	B–	2,025,145
	Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37 (5)
1,500	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2011A,	11/20 at 100.00	A	1,563,000
	5.750%, 11/15/21
1,105	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien	2/23 at 100.00	Aa3	1,215,688
	Series 2013A-1, 5.000%, 2/15/48
1,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	827,500
	Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory
	Put 7/01/21) (6)
8,250	Total Ohio			8,339,035
	Oklahoma – 0.2%
435	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	515,967
	Project, Series 2018B, 5.000%, 8/15/38
	Oregon – 2.0%
590	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General	6/27 at 100.00	AA+	726,024
	Obligation Bonds, Convertible Deferred Interest Series 2017D, 5.000%, 6/15/36
515	Clackamas County Hospital Facility Authority, Oregon, Senior Living Revenue Bonds,	No Opt. Call	N/R	552,271
	Willamette View Project, Series 2017A, 4.000%, 11/15/23
500	Lake Oswego, Oregon, General Obligation Bonds, Series 2013, 5.000%, 6/01/26	6/23 at 100.00	AAA	566,575
750	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bond, Terwilliger Plaza,	No Opt. Call	BBB	818,565
	Inc., Refunding Series 2012, 5.000%, 12/01/22
1,365	Oregon Facilities Authority, Revenue Bonds, Reed College, Series 2017A, 4.000%, 7/01/41	7/27 at 100.00	Aa2	1,531,776
1,000	Oregon Facilities Authority, Revenue Bonds, Willamette University, Refunding Series	10/26 at 100.00	A	1,184,390
	2016B, 5.000%, 10/01/40
4,720	Total Oregon			5,379,601
	Pennsylvania – 1.6%
1,225	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013,	1/24 at 100.00	A+	1,386,369
	5.000%, 1/01/37
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, State System of	6/26 at 100.00	Aa3	1,194,990
	Higher Education, Refunding Series 2016AT-1, 5.000%, 6/15/31
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special
	Revenue Bonds, Series 2010B-2:
555	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	578,832
295	5.000%, 12/01/30 (Pre-refunded 12/01/20) (5)	12/20 at 100.00	N/R (4)	307,667
640	5.000%, 12/01/30 (Pre-refunded 12/01/20) (5)	12/20 at 100.00	A2 (4)	667,482
3,715	Total Pennsylvania			4,135,340
	Puerto Rico – 0.4%
900	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	951,048
	2018A-1, 5.000%, 7/01/58
	Texas – 10.6%
2,795	Alamo Regional Mobility Authority, Texas, Vehicle Registration Fee Revenue Bonds, Senior	6/25 at 100.00	AA+	3,219,421
	Lien Series 2016, 5.000%, 6/15/46 – Insured
250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011,	1/21 at 100.00	A– (4)	264,227
	6.000%, 1/01/41 (Pre-refunded 1/01/21)

NXP	Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
September 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 110	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	A–	$ 127,203
	5.000%, 1/01/33
5,565	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier	10/23 at 100.00	A+	6,284,221
	Series 2013A, 5.500%, 4/01/53
1,250	Harris County Flood Control District, Texas, Contract Tax Bonds, Refunding Series 2017A,	10/27 at 100.00	AAA	1,436,062
	4.000%, 10/01/35
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
480	0.000%, 11/15/30 – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	385,138
2,935	0.000%, 11/15/30 – NPFG Insured	No Opt. Call	Baa2	2,129,783
4,230	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 52.47	Baa2	1,895,632
	0.000%, 11/15/35 – NPFG Insured
4,015	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior	11/30 at 61.17	AA	1,914,794
	Lien Series 2001A, 0.000%, 11/15/38 – NPFG Insured
2,260	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/20 at 100.00	A3	2,340,546
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40
150	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	10/21 at 105.00	BB–	162,966
	Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)
2,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital	1/25 at 100.00	A+	2,489,480
	Appreciation Series 2008I, 6.500%, 1/01/43
5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,	12/22 at 100.00	A3	5,488,250
	Series 2012, 5.000%, 12/15/26
31,040	Total Texas			28,137,723
	Virginia – 2.3%
2,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles	10/28 at 100.00	BBB+	2,679,800
	Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44 (5)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
1,000	5.250%, 1/01/32 – Insured (AMT)	7/22 at 100.00	BBB	1,092,890
1,205	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB	1,335,790
1,010	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	1,099,759
5,215	Total Virginia			6,208,239
	Washington – 4.2%
385	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2019, 5.000%,	4/29 at 100.00	AA–	461,607
	4/01/44 (AMT)
990	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	1/21 at 100.00	A+	1,029,650
	Research Center, Series 2011A, 5.625%, 1/01/35
2,115	Washington State Health Care Facilities Authority, Revenue Bonds, PeaceHealth Series	11/19 at 100.00	AA– (4)	2,121,218
	2009, 5.000%, 11/01/28 (Pre-refunded 11/01/19)
2,855	Washington State, General Obligation Bonds, Various Purpose Series 2015B, 5.000%, 2/01/37	2/25 at 100.00	Aaa	3,320,365
2,060	Washington State, General Obligation Bonds, Various Purpose Series 2016A-1,	8/25 at 100.00	Aaa	2,414,279
	5.000%, 8/01/39
2,115	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003F, 0.000%,	No Opt. Call	Aaa	1,827,529
	12/01/27 – NPFG Insured
10,520	Total Washington			11,174,648
	West Virginia – 0.6%
1,500	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/23 at 100.00	A	1,668,870
	Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 1.3%
$ 1,645	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance,	6/22 at 100.00	A3	$ 1,745,493
	Inc., Series 2012, 5.000%, 6/01/39
1,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Medical	11/26 at 100.00	AA–	1,765,125
	College of Wisconsin, Inc., Series 2016, 5.000%, 12/01/41
3,145	Total Wisconsin			3,510,618
$ 285,940	Total Long-Term Investments (cost $221,004,864)			259,362,458

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.9%
	MUNICIPAL BONDS – 0.9%
	Florida – 0.9%
$ 1,305	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds,	No Opt. Call	N/R	$ 1,216,913
	Virgin Trains USA Passenger Rail Project , Variable Rate Demand Obligations, Series 2019A,
	6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A (7)
1,320	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds,	No Opt. Call	VMIG-1	1,321,135
	Virgin Trains USA Passenger Rail Project , Variable Rate Demand Obligations, Series 2019B,
	1.900%, 1/01/49 (AMT) (Mandatory Put 3/17/20) (7)
$ 2,625	Total Short-Term Investments (cost $2,625,000)			2,538,048
	Total Investments (cost $223,629,864) – 98.2%			261,900,506
	Other Assets Less Liabilities – 1.8%			4,702,415
	Net Assets Applicable to Common Shares – 100%			$ 266,602,921

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

See accompanying notes to financial statements.

NXQ	Nuveen Select Tax-Free Income Portfolio 2 Portfolio of Investments September 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.2%
	MUNICIPAL BONDS – 98.2%
	Alaska – 0.4%
$ 1,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	10/19 at 100.00	B3	$ 1,001,600
	Bonds, Series 2006A, 5.000%, 6/01/32
	Arizona – 4.7%
2,500	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West,	3/21 at 100.00	BBB+	2,621,250
	Series 2011B-1&2, 5.250%, 3/01/39
190	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	No Opt. Call	BB+	190,357
	Paradise Schools Projects, Series 2016, 2.875%, 7/01/21, 144A
1,000	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	1/27 at 100.00	AA–	1,190,770
	Refunding Series 2016A, 5.000%, 1/01/38
1,950	McAllister Academic Village LLC, Arizona, Revenue Bonds, Arizona State University	7/26 at 100.00	AA–	2,333,428
	Hassayampa Academic Village Project, Refunding Series 2016, 5.000%, 7/01/37
1,250	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien	7/25 at 100.00	A+	1,468,938
	Series 2015A, 5.000%, 7/01/34
1,160	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University	6/22 at 100.00	A	1,237,047
	Project, Series 2012, 5.000%, 6/01/42
600	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric	10/20 at 100.00	A–	620,262
	Power Company, Series 2010A, 5.250%, 10/01/40 – FED & ST TAX-EXEMPT Insured
2,250	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	A3	3,035,250
	Inc. Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
215	Sedona Wastewater Municipal Property Corporation (Arizona), Excise Tax Revenue Bonds,	No Opt. Call	Baa2	212,691
	Series 1998, 0.000%, 7/01/20 – NPFG Insured
11,115	Total Arizona			12,909,993
	California – 14.9%
11,000	Alhambra Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	AA	6,068,260
	Bonds, Capital Appreciation Series 2009B, 0.000%, 8/01/41 – AGC Insured
1,500	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	10/19 at 100.00	B2	1,512,555
	Los Angeles County Securitization Corporation, Series 2006A, 5.600%, 6/01/36
2,440	Eureka Unified School District, Humboldt County, California, General Obligation Bonds,	No Opt. Call	AA	2,082,296
	Series 2002, 0.000%, 8/01/27 – AGM Insured
3,290	Folsom Cordova Unified School District, Sacramento County, California, General Obligation	No Opt. Call	AA–	3,015,219
	Bonds, School Facilities Improvement District 4, Series 2007A, 0.000%, 10/01/24 –
	NPFG Insured
3,030	Grossmont Union High School District, San Diego County, California, General Obligation	No Opt. Call	Aa2	2,751,149
	Bonds, Series 2006, 0.000%, 8/01/25 – NPFG Insured
1,495	Huntington Beach Union High School District, Orange County, California, General	No Opt. Call	Aa2	1,084,667
	Obligation Bonds, Series 2007, 0.000%, 8/01/33 – FGIC Insured
1,160	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	Aa1	1,158,063
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (4)
450	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	A	708,125
	Series 2009C, 6.500%, 11/01/39
1,195	Palmdale School District, Los Angeles County, California, General Obligation Bonds,	No Opt. Call	AA	1,014,985
	Series 2003, 0.000%, 8/01/28 – AGM Insured
590	Palomar Pomerado Health Care District, California, Certificates of Participation, Series	11/19 at 100.00	N/R (5)	592,602
	2009, 6.750%, 11/01/39 (Pre-refunded 11/01/19)
4,620	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation,	No Opt. Call	A2	4,202,306
	Election of 2004, Series 2007A, 0.000%, 8/01/24 – NPFG Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 4,400	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community	No Opt. Call	AA–	$ 3,515,600
	Development Project, Series 1999, 0.000%, 8/01/29 – AMBAC Insured
2,500	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates	No Opt. Call	A+ (5)	1,868,725
	of Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured (ETM)
2,755	Sacramento City Unified School District, Sacramento County, California, General	No Opt. Call	A2	2,452,832
	Obligation Bonds, Series 2007, 0.000%, 7/01/25 – AGM Insured
1,395	San Diego Association of Governments, California, South Bay Expressway Toll Revenue	7/27 at 100.00	A	1,682,286
	Bonds, First Senior Lien Series 2017A, 5.000%, 7/01/42
6,025	Simi Valley Unified School District, Ventura County, California, General Obligation	No Opt. Call	AA	4,780,777
	Bonds, Series 2007C, 0.000%, 8/01/30
2,080	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	10/19 at 100.00	B–	2,089,443
	Bonds, Series 2005A-1, 5.500%, 6/01/45
49,925	Total California			40,579,890
	Colorado – 7.7%
540	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	580,711
	Series 2019A-2, 4.000%, 8/01/49
1,975	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of	1/20 at 100.00	AA–	1,992,834
	Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40
1,580	Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise	12/27 at 100.00	A+	1,893,504
	Revenue Bonds, Series 2017B, 5.000%, 12/01/47
1,935	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A+	2,164,704
	2013B, 5.000%, 11/15/43
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
5,140	0.000%, 9/01/24 – NPFG Insured	No Opt. Call	A	4,710,861
8,100	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	6,456,915
4,475	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	3,108,603
23,745	Total Colorado			20,908,132
	Connecticut – 3.2%
705	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven	1/24 at 100.00	AA–	713,798
	Health Issue, Series 2014D, 1.800%, 7/01/49 (Mandatory Put 7/01/24)
2,600	Connecticut State, General Obligation Bonds, Green Series 2014G, 5.000%, 11/15/31	11/24 at 100.00	A1	2,999,464
1,000	Connecticut State, General Obligation Bonds, Refunding Series 2012E, 5.000%, 9/15/32	9/22 at 100.00	A1	1,092,580
1,000	Connecticut State, General Obligation Bonds, Refunding Series 2018C, 5.000%, 6/15/26	No Opt. Call	A1	1,210,350
2,490	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes	10/23 at 100.00	A+	2,804,388
	Series 2013A, 5.000%, 10/01/33
7,795	Total Connecticut			8,820,580
	Florida – 3.3%
1,040	Broward County, Florida, Airport System Revenue Bonds, Series 2017,	10/27 at 100.00	A+	1,232,764
	5.000%, 10/01/47 (AMT)
1,155	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,	10/27 at 100.00	A+	1,358,985
	Priority Subordinated Series 2017, 5.000%, 10/01/47 (AMT)
1,500	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015,	11/24 at 100.00	A2	1,692,600
	5.000%, 11/15/45
2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2019A, 5.000%,	10/29 at 100.00	A	2,405,260
	10/01/49 (AMT)
2,000	Miami-Dade County, Florida, General Obligation Bonds, Build Better Communities Program,	7/25 at 100.00	AA	2,387,440
	Series 2013A, 5.000%, 7/01/30
7,695	Total Florida			9,077,049

NXQ	Nuveen Select Tax-Free Income Portfolio 2
Portfolio of Investments (continued)
September 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 0.5%
$ 1,330	Brookhaven Development Authority, Georgia, Revenue Bonds, Children’s Healthcare of	7/29 at 100.00	AA+	$ 1,490,185
	Atlanta, Inc. Project, Series 2019A, 4.000%, 7/01/44
	Guam – 2.5%
3,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D,	11/25 at 100.00	BB	3,341,730
	5.000%, 11/15/39
1,675	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A, 6.000%, 11/01/26	5/21 at 100.00	BB	1,783,858
1,460	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/26 at 100.00	A–	1,648,807
	Series 2016, 5.000%, 1/01/46
6,135	Total Guam			6,774,395
	Idaho – 1.6%
4,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/24 at 100.00	A–	4,417,360
	Series 2014A, 5.000%, 3/01/44
	Illinois – 11.5%
1,615	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities	No Opt. Call	Baa2	1,477,693
	System Revenue Bonds, Series 1999A, 0.000%, 4/01/23 – NPFG Insured
750	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	900,397
	Series 2016, 6.000%, 4/01/46
735	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues	12/21 at 100.00	BB	764,525
	Series 2011A, 5.000%, 12/01/41
760	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	881,767
	Refunding Series 2017C, 5.000%, 12/01/30
365	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB	442,614
	Series 2016B, 6.500%, 12/01/46
1,340	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior	No Opt. Call	A	1,351,966
	Lien Refunding Series 2016C, 5.000%, 1/01/20
435	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2006A, 4.625%,	10/19 at 100.00	AA	436,031
	1/01/31 – AGM Insured
1,335	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2007C, 5.000%,	10/19 at 100.00	BBB+	1,339,966
	1/01/27 – NPFG Insured
2,245	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial HealthCare, Series	8/22 at 100.00	AA+	2,421,390
	2013, 5.000%, 8/15/43
2,190	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/23	No Opt. Call	BBB	2,396,210
2,500	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2019A,	7/29 at 100.00	AA–	2,837,725
	4.000%, 1/01/39
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
6,350	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	BBB	4,450,207
1,350	0.000%, 6/15/35 – NPFG Insured	No Opt. Call	BBB	828,009
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	BBB	2,879,300
9,370	0.000%, 6/15/39 – NPFG Insured	No Opt. Call	BBB	4,814,493
945	Sauk Village, Illinois, General Obligation Alternate Revenue Source Bonds, Tax	10/19 at 100.00	AA	946,909
	Increment, Series 2002A, 5.000%, 6/01/22 – RAAI Insured
1,825	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/28	3/25 at 100.00	A	2,122,384
39,110	Total Illinois			31,291,586
	Indiana – 1.3%
1,600	Indiana Bond Bank, Special Program Bonds, Carmel Junior Waterworks Project, Series	No Opt. Call	AA	1,228,032
	2008B, 0.000%, 6/01/30 – AGM Insured
2,040	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation	6/25 at 100.00	AA	2,345,735
	Group, Refunding 2015A, 5.000%, 12/01/40
3,640	Total Indiana			3,573,767

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa – 1.6%
$ 710	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	10/19 at 105.00	B+	$ 746,458
	Company Project, Series 2016, 5.875%, 12/01/26, 144A
830	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/27 at 105.00	B+	900,517
	Company Project, Series 2013B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)
1,645	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C,	10/19 at 100.00	B+	1,645,362
	5.375%, 6/01/38
1,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	10/19 at 100.00	BB–	1,001,400
	5.600%, 6/01/34
4,185	Total Iowa			4,293,737
	Kansas – 0.1%
180	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park	10/19 at 100.00	BB	180,310
	Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured
	Kentucky – 1.3%
2,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist	8/21 at 100.00	A	2,633,275
	Healthcare System Obligated Group, Series 2011, 5.250%, 8/15/46
805	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,	7/31 at 100.00	Baa3	872,950
	Downtown Crossing Project, Convertible Capital Appreciation Series 2013C,
	0.000%, 7/01/43 (4)
3,305	Total Kentucky			3,506,225
	Louisiana – 0.8%
1,870	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue Bonds,	12/27 at 100.00	AA	2,247,833
	Series 2017B, 5.000%, 12/01/42 – AGM Insured
	Maryland – 0.4%
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns	7/22 at 100.00	Aa2	1,099,520
	Hopkins Health System Obligated Group Issue, Series 2012B, 5.000%, 7/01/27
	Massachusetts – 4.7%
2,200	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2012A,	7/22 at 100.00	AAA	2,396,482
	5.000%, 7/01/41
2,000	Massachusetts Development Finance Agency, Revenue Bonds, Boston College, Series 2010R-1,	7/20 at 100.00	AA–	2,050,420
	5.000%, 7/01/40
1,675	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E,	11/23 at 100.00	A+	1,878,345
	5.000%, 11/01/43
2,250	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System,	7/23 at 100.00	AA–	2,480,467
	Series 2014M-4, 5.000%, 7/01/44
400	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care	7/27 at 100.00	A–	421,328
	Obligated Group Issue, Series 2017L, 3.625%, 7/01/37
2,115	Massachusetts State, Federal Highway Grant Anticipation Notes, Accelerated Bridge	6/27 at 100.00	AA+	2,548,215
	Program, Series 2017A, 5.000%, 6/01/42
1,030	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Series 2011C,	8/21 at 100.00	AA+	1,098,856
	5.250%, 8/01/42
11,670	Total Massachusetts			12,874,113
	Michigan – 1.2%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A+	386,581
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39
385	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/25 at 100.00	Aa2	452,456
	2015-I, 5.000%, 4/15/38
2,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/26 at 100.00	Aa2	2,410,740
	2016-I, 5.000%, 4/15/35
2,740	Total Michigan			3,249,777

NXQ	Nuveen Select Tax-Free Income Portfolio 2
Portfolio of Investments (continued)
September 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska – 0.7%
$ 545	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska	11/25 at 100.00	A	$ 593,456
	Methodist Health System, Refunding Series 2015, 4.125%, 11/01/36
305	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional	7/25 at 100.00	BBB	354,962
	Health Services Project, Series 2018, 5.000%, 7/01/27
1,000	Nebraska Public Power District, General Revenue Bonds, Series 2015A-2, 5.000%, 1/01/40	1/22 at 100.00	A+	1,072,320
1,850	Total Nebraska			2,020,738
	Nevada – 2.6%
990	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project,	9/27 at 100.00	A–	1,165,814
	Series 2017A, 5.000%, 9/01/37
1,250	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust Series	1/20 at 100.00	Aa3	1,301,688
	2016-XG0028, 15.756%, 7/01/42, 144A (IF)
1,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran	1/20 at 100.00	Aa3	1,008,760
	International Airport, Series 2010A, 5.250%, 7/01/42
3,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series	12/24 at 100.00	AA+	3,491,190
	2015, 5.000%, 6/01/34
6,240	Total Nevada			6,967,452
	New Jersey – 3.0%
2,000	New Jersey Economic Development Authority, School Facilities Construction Bonds,	12/26 at 100.00	A–	2,391,900
	Refunding Series 2016BBB, 5.500%, 6/15/31
2,165	New Jersey Economic Development Authority, School Facilities Construction Financing	3/21 at 100.00	A–	2,266,842
	Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/22
1,250	New Jersey Economic Development Authority, School Facility Construction Bonds, Series	No Opt. Call	A–	1,259,662
	2005K, 5.500%, 12/15/19 – AMBAC Insured
2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/25 at 100.00	A–	2,318,300
	2015AA, 5.250%, 6/15/29
7,415	Total New Jersey			8,236,704
	New Mexico – 0.7%
800	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, Haverland	7/22 at 100.00	BBB–	841,968
	Carter Lifestyle Group, Series 2013, 5.000%, 7/01/42
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony,	10/19 at 100.00	N/R	1,001,060
	Series 2007A, 5.250%, 9/01/42 (AMT)
1,800	Total New Mexico			1,843,028
	New York – 1.3%
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
25	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2 (5)	26,364
475	5.250%, 2/15/47	2/21 at 100.00	Aa2	499,871
1,250	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/22 at 100.00	AA–	1,380,750
	Series 2012F, 5.000%, 11/15/26
1,135	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	BBB+	1,194,042
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
500	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B,	No Opt. Call	B+	538,010
	5.000%, 6/01/24
3,385	Total New York			3,639,037

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 2.8%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Senior Lien, Series 2007A-2:
$ 2,475	5.875%, 6/01/30	10/19 at 100.00	B–	$ 2,480,915
875	5.750%, 6/01/34	10/19 at 100.00	B–	876,295
2,115	5.875%, 6/01/47	10/19 at 100.00	B–	2,124,306
1,105	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien	2/23 at 100.00	Aa3	1,215,688
	Series 2013A-1, 5.000%, 2/15/48
1,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	827,500
	Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory
	Put 7/01/21) (6)
7,570	Total Ohio			7,524,704
	Oklahoma – 0.2%
450	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	533,759
	Project, Series 2018B, 5.000%, 8/15/38
	Oregon – 1.1%
915	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General	6/27 at 100.00	AA+	1,125,954
	Obligation Bonds, Convertible Deferred Interest Series 2017D, 5.000%, 6/15/36
60	Clackamas Community College District, Oregon, General Obligation Bonds, Deferred	6/27 at 100.00	Aa1	70,003
	Interest Series 2017A, 0.000%, 6/15/40 (4)
500	Lake Oswego, Oregon, General Obligation Bonds, Series 2013, 5.000%, 6/01/26 – FED & ST	6/23 at 100.00	AAA	566,575
	TAX-EXEMPT Insured
1,090	Oregon Facilities Authority, Revenue Bonds, Reed College, Series 2017A, 4.000%, 7/01/41	7/27 at 100.00	Aa2	1,223,176
2,565	Total Oregon			2,985,708
	Pennsylvania – 3.0%
1,255	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013,	1/24 at 100.00	A+	1,420,321
	5.000%, 1/01/37
1,500	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, State System of	6/26 at 100.00	Aa3	1,792,485
	Higher Education, Refunding Series 2016AT-1, 5.000%, 6/15/31
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special
	Revenue Bonds, Series 2010B-2:
555	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (5)	578,832
300	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (5)	312,882
645	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	A2 (5)	672,696
2,970	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2015A,	7/24 at 100.00	A+	3,365,723
	5.000%, 7/01/40
7,225	Total Pennsylvania			8,142,939
	Puerto Rico – 0.8%
1,035	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003,	10/19 at 100.00	AA–	1,068,047
	5.000%, 12/01/20
1,080	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	1,141,258
	2018A-1, 5.000%, 7/01/58
2,115	Total Puerto Rico			2,209,305
	South Carolina – 0.6%
1,500	Richland County School District 2, South Carolina, General Obligation Bonds, Refunding	5/23 at 100.00	Aa1	1,576,830
	Series 2012B, 3.050%, 5/01/27
	South Dakota – 0.3%
600	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/25 at 100.00	A+	696,546
	Series 2015, 5.000%, 11/01/35

NXQ	Nuveen Select Tax-Free Income Portfolio 2
Portfolio of Investments (continued)
September 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 10.3%
$ 1,880	Alamo Regional Mobility Authority, Texas, Vehicle Registration Fee Revenue Bonds, Senior	6/25 at 100.00	AA+	$ 2,165,478
	Lien Series 2016, 5.000%, 6/15/46 – Insured
250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011,	1/21 at 100.00	A– (5)	264,228
	6.000%, 1/01/41 (Pre-refunded 1/01/21)
240	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	A–	276,646
	5.000%, 1/01/35 – Insured
5,560	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier	10/23 at 100.00	A+	6,278,574
	Series 2013A, 5.500%, 4/01/53
1,160	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	6/25 at 100.00	AA	1,330,346
	Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45
1,250	Harris County Flood Control District, Texas, Contract Tax Bonds, Refunding Series 2017A,	10/27 at 100.00	AAA	1,436,062
	4.000%, 10/01/35
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
110	0.000%, 11/15/24 – NPFG Insured (ETM)	No Opt. Call	Baa2 (5)	100,715
520	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	Baa2	460,814
12,480	0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	Baa2	4,649,923
575	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and	No Opt. Call	A	526,223
	Entertainment Project, Series 2001B, 0.000%, 9/01/24 – AMBAC Insured
2,255	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/20 at 100.00	A3	2,335,368
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40
155	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	10/21 at 105.00	BB–	168,398
	Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)
1,025	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A+	1,136,028
	5.000%, 1/01/40
200	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	5/26 at 100.00	AA–	216,126
	Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 4.000%, 11/15/42
5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,	12/22 at 100.00	A3	5,488,250
	Series 2012, 5.000%, 12/15/26
2,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds,	8/20 at 56.85	AAA	1,120,660
	School Building Series 2010, 0.000%, 8/15/31
34,660	Total Texas			27,953,839
	Virginia – 1.7%
1,500	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/26 at 100.00	AA	1,952,550
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009C, 6.500%,
	10/01/41 – AGC Insured
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
1,000	5.250%, 1/01/32 – Insured (AMT)	7/22 at 100.00	BBB	1,092,890
410	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB	454,501
1,010	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	1,099,759
3,920	Total Virginia			4,599,700
	Washington – 5.0%
395	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2019, 5.000%,	4/29 at 100.00	AA–	473,597
	4/01/44 (AMT)
860	Snohomish County School District 306 Lakewood, Washington, General Obligation Bonds,	6/24 at 100.00	Aaa	997,136
	Series 2014, 5.000%, 12/01/28
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health Initiative,	1/23 at 100.00	BBB+	4,531,200
	Series 2013A, 5.750%, 1/01/45
990	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	1/21 at 100.00	A+	1,029,650
	Research Center, Series 2011A, 5.625%, 1/01/35
2,185	Washington State Health Care Facilities Authority, Revenue Bonds, PeaceHealth Series	11/19 at 100.00	AA– (5)	2,191,424
	2009, 5.000%, 11/01/28 (Pre-refunded 11/01/19)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 1,130	Washington State, General Obligation Bonds, Various Purpose Series 2015B, 5.000%, 2/01/37	2/25 at 100.00	Aaa	$ 1,314,190
2,535	Washington State, General Obligation Bonds, Various Purpose Series 2017A, 5.000%, 8/01/38	8/26 at 100.00	Aaa	3,037,614
12,095	Total Washington			13,574,811
	Wisconsin – 2.4%
1,645	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance,	6/22 at 100.00	A3	1,745,493
	Inc., Series 2012, 5.000%, 6/01/39
2,000	Wisconsin Health and Educational Facilities Authority, Revenues Bonds, Gundersen	10/21 at 100.00	AA–	2,120,060
	Lutheran, Series 2011A, 5.250%, 10/15/39
2,355	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Medical	11/26 at 100.00	AA–	2,771,246
	College of Wisconsin, Inc., Series 2016, 5.000%, 12/01/41
6,000	Total Wisconsin			6,636,799
$ 279,830	Total Long-Term Investments (cost $233,514,762)			267,437,951

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.0%
	MUNICIPAL BONDS – 1.0%
	Florida – 1.0%
$ 1,345	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds,	No Opt. Call	N/R	$ 1,254,213
	Virgin Trains USA Passenger Rail Project , Variable Rate Demand Obligations, Series 2019A,
	6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A (7)
1,355	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds,	No Opt. Call	VMIG-1	1,356,165
	Virgin Trains USA Passenger Rail Project , Variable Rate Demand Obligations, Series 2019B,
	1.900%, 1/01/49 (AMT) (Mandatory Put 3/17/20) (7)
$ 2,700	Total Short-Term Investments (cost $2,700,000)			2,610,378
	Total Investments (cost $236,214,762) – 99.2%			270,048,329
	Other Assets Less Liabilities – 0.8%			2,213,733
	Net Assets Applicable to Common Shares – 100%			$ 272,262,062

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

See accompanying notes to financial statements.

NXR	Nuveen Select Tax-Free Income Portfolio 3 Portfolio of Investments September 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.3%
	MUNICIPAL BONDS – 98.3%
	Alabama – 0.6%
$ 1,170	Birmingham, Alabama, General Obligation Convertible Capital Appreciation Bonds, Series	3/23 at 100.00	AA	$ 1,297,284
	2013A, 5.000%, 3/01/32
	Alaska – 1.2%
2,675	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	10/19 at 100.00	B3	2,679,280
	Bonds, Series 2006A, 5.000%, 6/01/32
	Arizona – 0.1%
145	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	No Opt. Call	BB+	145,273
	Paradise Schools Projects, Series 2016, 2.875%, 7/01/21, 144A
	California – 23.8%
12,500	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	No Opt. Call	AA	8,266,625
	Project, Series 1997C, 0.000%, 9/01/35 – AGM Insured
1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	10/19 at 100.00	B2	1,008,370
	Los Angeles County Securitization Corporation, Series 2006A, 5.600%, 6/01/36
1,095	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	10/19 at 100.00	BBB+	1,098,318
	Sonoma County Tobacco Securitization Corporation, Series 2005, 5.000%, 6/01/26
155	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled	10/19 at 100.00	Baa1	156,184
	Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29
2,275	Folsom Cordova Unified School District, Sacramento County, California, General	No Opt. Call	AA–	1,891,481
	Obligation Bonds, School Facilities Improvement District 4, Series 2007A, 0.000%, 10/01/28 –
	NPFG Insured
3,370	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	No Opt. Call	AA–	2,867,499
	Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/28 – AMBAC Insured
4,055	Kern Community College District, California, General Obligation Bonds, Series 2003A,	No Opt. Call	Aa2	3,454,211
	0.000%, 3/01/28 – FGIC Insured
1,160	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	Aa1	1,158,063
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (4)
11,985	Norwalk La Mirada Unified School District, Los Angeles County, California, General	No Opt. Call	AA	8,911,926
	Obligation Bonds, Election of 2002, Series 2007C, 0.000%, 8/01/32 – AGM Insured
3,000	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation,	No Opt. Call	A2	2,658,630
	Election of 2004, Series 2007A, 0.000%, 8/01/25 – NPFG Insured
8,040	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates	No Opt. Call	A+ (5)	6,009,820
	of Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured (ETM)
1,500	Placer Union High School District, Placer County, California, General Obligation Bonds,	No Opt. Call	AA	1,128,195
	Series 2004C, 0.000%, 8/01/32 – AGM Insured
8,000	Poway Unified School District, San Diego County, California, General Obligation Bonds,	No Opt. Call	AA–	6,047,680
	School Facilities Improvement District 2007-1, Election 2008 Series 2009A, 0.000%, 8/01/32
3,940	Rancho Mirage Redevelopment Agency, California, Tax Allocation Bonds, Combined	No Opt. Call	A+	2,628,295
	Whitewater and 1984 Project Areas, Series 2003A, 0.000%, 4/01/35 – NPFG Insured
765	San Diego Association of Governments, California, South Bay Expressway Toll Revenue	7/27 at 100.00	A	922,544
	Bonds, First Senior Lien Series 2017A, 5.000%, 7/01/42
2,525	San Francisco City and County Public Utilities Commission, California, Water Revenue	11/24 at 100.00	AA–	2,955,209
	Bonds, Non-WSIP, Series 2017A, 5.000%, 11/01/42
65,365	Total California			51,163,050

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 5.2%
$ 500	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &	No Opt. Call	N/R	$ 536,990
	Improvement Series 2017, 5.000%, 12/01/22, 144A
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of	1/20 at 100.00	AA–	2,018,060
	Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40
790	Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise	12/27 at 100.00	A+	946,752
	Revenue Bonds, Series 2017B, 5.000%, 12/01/47
1,935	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A+	2,164,704
	2013B, 5.000%, 11/15/43
1,295	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%,	No Opt. Call	A	929,305
	9/01/32 – NPFG Insured
5,520	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%,	9/20 at 63.99	A	3,478,759
	9/01/28 – NPFG Insured
1,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	1,166,490
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/33
13,040	Total Colorado			11,241,060
	Connecticut – 3.7%
2,290	Connecticut State, General Obligation Bonds, Refunding Series 2012E, 5.000%, 9/15/32	9/22 at 100.00	A1	2,502,008
1,500	Connecticut State, General Obligation Bonds, Refunding Series 2018C, 5.000%, 6/15/26	No Opt. Call	A1	1,815,525
1,750	Connecticut State, General Obligation Bonds, Series 2012B, 5.000%, 4/15/21	No Opt. Call	A1	1,846,495
1,615	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes	10/23 at 100.00	A+	1,822,931
	Series 2013A, 5.000%, 10/01/30
7,155	Total Connecticut			7,986,959
	Florida – 1.3%
390	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,	10/27 at 100.00	A+	458,878
	Priority Subordinated Series 2017, 5.000%, 10/01/47 (AMT)
2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2019A, 5.000%,	10/29 at 100.00	A	2,405,260
	10/01/49 (AMT)
2,390	Total Florida			2,864,138
	Georgia – 0.5%
1,035	Brookhaven Development Authority, Georgia, Revenue Bonds, Children’s Healthcare of	7/29 at 100.00	AA+	1,159,655
	Atlanta, Inc. Project, Series 2019A, 4.000%, 7/01/44
	Guam – 1.6%
1,250	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/39	11/25 at 100.00	BB	1,392,387
2,000	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A, 6.125%, 11/01/31	5/21 at 100.00	BB	2,131,920
3,250	Total Guam			3,524,307
	Idaho – 1.5%
3,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/24 at 100.00	A–	3,313,020
	Series 2014A, 5.000%, 3/01/44
	Illinois – 9.9%
575	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	690,305
	Series 2016, 6.000%, 4/01/46
295	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	342,265
	Refunding Series 2017C, 5.000%, 12/01/30
3,900	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%,	No Opt. Call	Baa2	2,992,548
	12/01/28 – FGIC Insured
535	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior	No Opt. Call	A	539,778
	Lien Refunding Series 2016C, 5.000%, 1/01/20
870	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2006A, 4.625%,	10/19 at 100.00	AA	872,062
	1/01/31 – AGM Insured

NXR	Nuveen Select Tax-Free Income Portfolio 3
Portfolio of Investments (continued)
September 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 260	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series	7/23 at 100.00	A–	$ 294,068
	2013A, 6.000%, 7/01/43
955	Illinois Health Facilities Authority, Revenue Bonds, Evangelical Hospitals Corporation,	10/19 at 100.00	N/R (5)	1,024,553
	Series 1992C, 6.250%, 4/15/22 (ETM)
2,190	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/23	No Opt. Call	BBB	2,396,210
1,000	Kankakee & Will Counties Community Unit School District 5, Illinois, General Obligation	No Opt. Call	Aa3	930,970
	Bonds, Series 2006, 0.000%, 5/01/23 – AGM Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
2,500	0.000%, 12/15/30 – NPFG Insured	No Opt. Call	BBB	1,824,875
4,775	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	BBB	3,346,415
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	BBB	2,879,300
2,000	0.000%, 6/15/37 – NPFG Insured	No Opt. Call	BBB	1,120,380
1,400	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/28	3/25 at 100.00	A	1,628,130
310	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	350,489
	6.000%, 10/01/42
26,565	Total Illinois			21,232,348
	Indiana – 0.4%
1,000	Zionsville Community Schools Building Corporation, Indiana, First Mortgage Bonds, Series	No Opt. Call	AA	844,990
	2005Z, 0.000%, 7/15/28 – AGM Insured
	Iowa – 1.1%
570	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	10/19 at 105.00	B+	599,269
	Company Project, Series 2016, 5.875%, 12/01/26, 144A
660	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/27 at 105.00	B+	716,074
	Company Project, Series 2013B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)
950	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	10/19 at 100.00	BB–	951,330
	5.600%, 6/01/34
2,180	Total Iowa			2,266,673
	Massachusetts – 6.9%
2,230	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series	10/26 at 100.00	AA–	2,651,894
	2016BB-1, 5.000%, 10/01/46
1,000	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Refunding	No Opt. Call	A	1,060,470
	Series 2016-I, 5.000%, 7/01/21
1,300	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E,	11/23 at 100.00	A+	1,457,820
	5.000%, 11/01/43
2,250	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System,	7/23 at 100.00	AA–	2,480,467
	Series 2014M-4, 5.000%, 7/01/44
2,180	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Green Series	8/26 at 100.00	AA+	2,615,172
	2016C, 5.000%, 8/01/40
1,950	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Series 2011C,	8/21 at 100.00	AA+	2,080,357
	5.250%, 8/01/42
1,000	Newburyport, Massachusetts, General Obligation Bonds, Municipal Purpose Loan, Refunding	1/23 at 100.00	AAA	1,089,170
	Series 2013, 4.000%, 1/15/30
1,165	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series	11/24 at 100.00	Aa2	1,354,441
	2014-1, 5.000%, 11/01/39
13,075	Total Massachusetts			14,789,791
	Michigan – 1.3%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A+	386,581
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39
2,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/26 at 100.00	Aa2	2,410,740
	2016-I, 5.000%, 4/15/35
2,355	Total Michigan			2,797,321

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Montana – 0.7%
$ 1,440	Montana Facility Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth	1/20 at 100.00	AA–	$ 1,452,298
	Health Services Corporation, Composite Deal Series 2010A, 4.750%, 1/01/40
	Nebraska – 1.7%
250	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional	7/25 at 100.00	BBB	291,550
	Health Services Project, Series 2018, 5.000%, 7/01/26
2,600	Nebraska Public Power District, General Revenue Bonds, Series 2015A-2, 5.000%, 1/01/40	1/22 at 100.00	A+	2,788,032
500	Platte County School District 001, Columbus Public Schools, Nebraska, General Obligation	6/24 at 100.00	Aa2	576,375
	Bonds, School Building Series 2014, 5.000%, 12/15/39
3,350	Total Nebraska			3,655,957
	Nevada – 0.7%
445	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project,	9/27 at 100.00	A–	524,028
	Series 2017A, 5.000%, 9/01/37
1,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran	1/20 at 100.00	Aa3	1,008,760
	International Airport, Series 2010A, 5.250%, 7/01/42
1,445	Total Nevada			1,532,788
	New Hampshire – 0.5%
1,000	New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds, Waste	No Opt. Call	A–	1,052,420
	Management Inc. Project, Series 2003, 3.125%, 8/01/24 (AMT)
	New Jersey – 2.9%
1,850	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit	No Opt. Call	A–	2,078,493
	Corporation Projects, Refunding Series 2017B, 5.000%, 11/01/23
305	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University	7/25 at 100.00	AA	355,426
	Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/28 – AGM Insured
4,900	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	A–	3,876,145
	Series 2006C, 0.000%, 12/15/28 – AMBAC Insured
7,055	Total New Jersey			6,310,064
	New Mexico – 0.5%
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony,	10/19 at 100.00	N/R	1,001,060
	Series 2007A, 5.250%, 9/01/42 (AMT)
	New York – 1.5%
1,250	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/22 at 100.00	AA–	1,380,750
	Series 2012F, 5.000%, 11/15/26
1,260	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/25 at 100.00	AA+	1,482,025
	General Resolution Revenue Bonds, Fiscal 2015 Series HH, 5.000%, 6/15/37
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	BBB+	278,785
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
2,775	Total New York			3,141,560
	Ohio – 4.3%
1,465	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	10/19 at 100.00	B–	1,474,757
	Revenue Bonds, Senior Lien, Series 2007A-2, 6.000%, 6/01/42
3,720	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	B–	3,814,451
	Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37
1,500	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2011A,	11/20 at 100.00	A	1,563,000
	5.750%, 11/15/21
1,475	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien	2/23 at 100.00	Aa3	1,622,750
	Series 2013A-1, 5.000%, 2/15/48
1,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	827,500
	Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory
	Put 7/01/21) (6)
9,160	Total Ohio			9,302,458

NXR	Nuveen Select Tax-Free Income Portfolio 3
Portfolio of Investments (continued)
September 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma – 0.2%
$ 345	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	$ 409,215
	Project, Series 2018B, 5.000%, 8/15/38
	Oregon – 1.5%
490	Clackamas County Hospital Facility Authority, Oregon, Senior Living Revenue Bonds,	No Opt. Call	N/R	513,221
	Willamette View Project, Series 2017A, 4.000%, 5/15/22
545	Oregon Facilities Authority, Revenue Bonds, Reed College, Series 2017A, 4.000%, 7/01/41	7/27 at 100.00	Aa2	611,588
1,000	Oregon Facilities Authority, Revenue Bonds, Willamette University, Refunding Series	10/26 at 100.00	A	1,184,390
	2016B, 5.000%, 10/01/40
750	Washington and Clackamas Counties School District 23J Tigard-Tualatin, Oregon, General	6/27 at 100.00	AA+	938,453
	Obligation Bonds, Series 2017, 5.000%, 6/15/30
2,785	Total Oregon			3,247,652
	Pennsylvania – 4.8%
1,015	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013,	1/24 at 100.00	A+	1,148,706
	5.000%, 1/01/37
2,500	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, State System of	6/26 at 100.00	Aa3	2,987,475
	Higher Education, Refunding Series 2016AT-1, 5.000%, 6/15/31
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special
	Revenue Bonds, Series 2010B-2:
370	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (5)	385,888
200	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (5)	208,588
430	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	A2 (5)	448,464
75	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Series 2009B,	12/19 at 100.00	A+	75,455
	5.000%, 12/01/22
4,455	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2015A,	7/24 at 100.00	A+	5,048,584
	5.000%, 7/01/40
9,045	Total Pennsylvania			10,303,160
	Puerto Rico – 0.9%
945	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	C	1,036,637
	5.250%, 7/01/31 – AMBAC Insured
750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	792,540
	2018A-1, 5.000%, 7/01/58
1,695	Total Puerto Rico			1,829,177
	South Carolina – 0.6%
1,270	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Refunding Series	10/24 at 100.00	Aa3	1,342,428
	2015A, 2.900%, 10/01/25
	South Dakota – 0.2%
400	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/25 at 100.00	A+	464,364
	Series 2015, 5.000%, 11/01/35
	Tennessee – 0.4%
795	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	1/23 at 100.00	BBB+ (5)	891,004
	Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
	Texas – 9.3%
250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011,	1/21 at 100.00	A– (5)	264,227
	6.000%, 1/01/41 (Pre-refunded 1/01/21)
85	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	A–	98,134
	5.000%, 1/01/34
4,640	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier	10/23 at 100.00	A+	5,239,674
	Series 2013A, 5.500%, 4/01/53

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
$ 1,405	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	Baa2	$ 930,672
2,510	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	Baa2	1,292,374
2,235	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 62.71	Baa2	1,200,620
	0.000%, 11/15/32 – NPFG Insured
	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior
	Lien Series 2001A:
3,045	0.000%, 11/15/34 – NPFG Insured	11/30 at 78.27	AA	1,869,600
4,095	0.000%, 11/15/38 – NPFG Insured	11/30 at 61.17	AA	1,952,946
2,255	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/20 at 100.00	A3	2,335,368
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40
125	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	10/21 at 105.00	BB–	135,805
	Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)
290	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital	1/25 at 100.00	AA	355,662
	Appreciation Series 2008I, 6.200%, 1/01/42 – AGC Insured
2,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,	12/22 at 100.00	A3	2,177,020
	Series 2012, 5.000%, 12/15/32
2,410	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series	No Opt. Call	A	2,157,673
	2002A, 0.000%, 8/15/25 – AMBAC Insured
25,345	Total Texas			20,009,775
	Virginia – 2.6%
3,500	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital	7/28 at 100.00	BBB	3,508,995
	Appreciation Series 2012B, 0.000%, 7/15/32 (4)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
410	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB	454,501
1,510	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	1,644,194
5,420	Total Virginia			5,607,690
	Washington – 5.3%
205	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2019, 5.000%,	4/29 at 100.00	AA–	245,791
	4/01/44 (AMT)
1,600	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	8/29 at 100.00	BBB+	1,910,560
	2019A-2, 5.000%, 8/01/44
990	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	1/21 at 100.00	A+	1,029,649
	Research Center, Series 2011A, 5.625%, 1/01/35
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health &	10/22 at 100.00	AA–	4,396,360
	Services, Refunding Series 2012A, 5.000%, 10/01/32
1,700	Washington State Health Care Facilities Authority, Revenue Bonds, PeaceHealth Series	11/19 at 100.00	AA– (5)	1,704,998
	2009, 5.000%, 11/01/28 (Pre-refunded 11/01/19)
1,725	Washington State, General Obligation Bonds, Various Purpose Series 2015B, 5.000%, 2/01/37	2/25 at 100.00	Aaa	2,006,175
10,220	Total Washington			11,293,533
	Wisconsin – 0.6%
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/22 at 100.00	A–	1,328,288
	Series 2012B, 5.000%, 2/15/32
$ 230,195	Total Long-Term Investments (cost $176,400,020)			211,480,040

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.9%
	MUNICIPAL BONDS – 0.9%
	Florida – 0.9%
$ 1,040	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds,	No Opt. Call	N/R	$ 969,800
	Virgin Trains USA Passenger Rail Project , Variable Rate Demand Obligations, Series 2019A,
	6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A (7)
1,055	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds,	No Opt. Call	Aaa	1,055,907
	Virgin Trains USA Passenger Rail Project , Variable Rate Demand Obligations, Series 2019B, 1.900%,
	1/01/49 (AMT) (Mandatory Put 3/17/20) (7)
$ 2,095	Total Short-Term Investments (cost $2,095,000)			2,025,707
	Total Investments (cost $178,495,020) – 99.2%			213,505,747
	Other Assets Less Liabilities – 0.8%			1,615,361
	Net Assets Applicable to Common Shares – 100%			$ 215,121,108

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity

See accompanying notes to financial statements.

NXC	Nuveen California Select Tax-Free Income Portfolio Portfolio of Investments September 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.6%
	MUNICIPAL BONDS – 97.6%
	Consumer Staples – 3.8%
$ 1,095	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	B+	$ 1,139,632
	Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37
100	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	103,021
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47
1,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	10/19 at 100.00	B–	1,506,810
	Bonds, Series 2005A-1, 5.500%, 6/01/45
1,000	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed	10/19 at 100.00	BB+	1,005,380
	Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A,
	5.000%, 6/01/37
3,695	Total Consumer Staples			3,754,843
	Education and Civic Organizations – 1.0%
160	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship	6/22 at 102.00	N/R	178,870
	Education Multiple Projects, Series 2014A, 7.250%, 6/01/43
60	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	67,075
	College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A
385	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 101.00	BBB	433,683
	College-Ready Public Schools Project, Series 2016C, 5.000%, 7/01/46
250	California Statewide Communities Development Authority, School Facility Revenue Bonds,	7/21 at 100.00	B+	265,605
	Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46
855	Total Education and Civic Organizations			945,233
	Financials – 0.0%
500	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable Trust Unit,	No Opt. Call	N/R	25,000
	Series 2007A Sr. Bond, 0.000%, 8/01/44 (5)
	Health Care – 10.2%
1,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/26 at 100.00	AA–	1,183,390
	Health, Refunding Series 2016B, 5.000%, 11/15/46
1,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	AA–	1,198,650
	Health, Refunding Series 2017A, 5.000%, 11/15/48
2,500	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/25 at 100.00	AA–	2,931,300
	Health, Series 2016A, 5.000%, 11/15/41
1,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	AA–	1,198,650
	Health, Series 2018A, 5.000%, 11/15/48
115	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/24 at 100.00	AA–	130,415
	Children’s Hospital, Series 2014A, 5.000%, 8/15/43
125	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	144,314
	Services, Refunding Series 2014A, 5.000%, 10/01/38
255	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	290,468
	Services, Series 2014B, 5.000%, 10/01/44
235	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s	8/21 at 100.00	AA	250,550
	Hospital – San Diego, Series 2011, 5.250%, 8/15/41
35	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	Baa2	40,819
	Refunding Series 2017A, 5.000%, 7/01/42
130	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series	11/26 at 100.00	BBB–	150,865
	2017A, 5.250%, 11/01/41
350	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB	395,678
	Linda University Medical Center, Series 2014A, 5.250%, 12/01/34

NXC	Nuveen California Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
September 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2016A:
$ 825	5.000%, 12/01/46, 144A	6/26 at 100.00	BB	$ 924,858
540	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	611,544
670	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB	743,975
	2011, 7.500%, 12/01/41
8,780	Total Health Care			10,195,476
	Housing/Multifamily – 0.6%
95	California Housing Finance Agency, Multifamily Housing Revenue Bonds, Series2019-1,	No Opt. Call	BBB+	113,130
	4.250%, 1/15/35
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas
	Affordable Housing Inc. Projects, Senior Series 2014A:
25	5.250%, 8/15/39	8/24 at 100.00	BBB+	28,317
65	5.250%, 8/15/49	8/24 at 100.00	BBB+	72,734
395	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	BBB	424,202
	Series 2012A, 5.500%, 8/15/47
580	Total Housing/Multifamily			638,383
	Tax Obligation/General – 24.0%
1,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2015,	8/25 at 100.00	AA	1,184,700
	5.000%, 8/01/34
1,650	California State, General Obligation Bonds, Various Purpose Series 2009, 5.500%, 11/01/39	11/19 at 100.00	AA	1,655,313
1,965	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	AA	2,098,718
2,000	California State, General Obligation Bonds, Various Purpose Series 2012, 5.250%, 4/01/35	4/22 at 100.00	AA	2,190,440
1,000	Chaffey Joint Union High School District, San Bernardino County, California, General	8/28 at 100.00	Aa1	1,128,830
	Obligation Bonds, Election 2012 Series 2019D, 4.000%, 8/01/49
7,575	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital	No Opt. Call	A2	4,939,885
	Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/34
1,000	San Benito High School District, San Benito and Santa Clara Counties, California,	8/27 at 100.00	Aa3	1,236,290
	General Obligation Bonds, 2016 Election Series 2017, 5.250%, 8/01/46
8,075	San Bernardino Community College District, California, General Obligation Bonds,	No Opt. Call	AA	3,753,341
	Election of 2008 Series 2009B, 0.000%, 8/01/44
2,050	San Mateo County Community College District, California, General Obligation Bonds,	9/28 at 100.00	AAA	2,570,515
	Election 2014 Series 2018B, 5.000%, 9/01/45
1,000	Santa Barbara Unified School District, Santa Barbara County, California, General	8/27 at 100.00	Aa1	1,126,240
	Obligation Bonds, Election of 2016 Series 2017A, 4.000%, 8/01/41
2,000	West Hills Community College District, California, General Obligation Bonds, School	8/31 at 100.00	AA	2,096,960
	Facilities Improvement District 3, 2008 Election Series 2011, 0.000%, 8/01/38 –
	AGM Insured (4)
29,315	Total Tax Obligation/General			23,981,232
	Tax Obligation/Limited – 20.3%
1,000	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project	10/19 at 100.00	AA	1,003,640
	Area, Series 2003, 5.625%, 10/01/33 – RAAI Insured
2,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &	9/23 at 100.00	AA–	2,281,420
	Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/33
3,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/25 at 100.00	AA–	3,504,540
	Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40
1,215	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Vermont	10/19 at 100.00	Aa2	1,218,438
	Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured
1,000	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales	6/26 at 100.00	AAA	1,207,310
	Tax Revenue Bonds, Senior Series 2016A, 5.000%, 6/01/38
3,000	Los Angeles County Metropolitan Transportation Authority, California, Proposition C	7/27 at 100.00	AAA	3,673,080
	Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/42

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,000	Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Series	10/19 at 100.00	A+	$ 1,004,790
	2009, 7.000%, 3/01/34
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District
	2001-1, Senior Series 2013A:
350	5.250%, 9/01/30	9/23 at 100.00	N/R	389,260
320	5.750%, 9/01/39	9/23 at 100.00	N/R	357,779
60	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District	9/23 at 100.00	N/R	67,240
	2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured
	2018A-1:
9	0.000%, 7/01/24	No Opt. Call	N/R	7,865
8	4.550%, 7/01/40	7/28 at 100.00	N/R	8,268
225	0.000%, 7/01/46	7/28 at 41.38	N/R	59,947
183	0.000%, 7/01/51	7/28 at 30.01	N/R	35,701
64	4.750%, 7/01/53	7/28 at 100.00	N/R	66,560
793	5.000%, 7/01/58	7/28 at 100.00	N/R	837,979
30	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley	10/21 at 100.00	A	33,030
	Project Area, Series 2011B, 6.500%, 10/01/25
225	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series	No Opt. Call	Aa3	229,982
	1993A, 5.400%, 11/01/20 – NPFG Insured
20	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	22,674
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
1,365	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/22 at 100.00	AAA	1,483,810
	Bonds, Refunding Series 2012A, 5.000%, 4/01/42
65	San Francisco City and County Redevelopment Agency Successor Agency, California, Special	8/24 at 100.00	N/R	71,571
	Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements,
	Refunding Series 2014, 5.000%, 8/01/39
40	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series	4/21 at 100.00	N/R	43,038
	2011, 7.000%, 10/01/26
1,285	Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community	9/25 at 103.00	N/R	1,537,348
	Facility District 99-02, Series 2018A, 5.000%, 9/01/28
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series	10/22 at 100.00	AA	1,088,690
	2012A, 5.000%, 10/01/32 – AGM Insured
18,257	Total Tax Obligation/Limited			20,233,960
	Transportation – 8.3%
530	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	BBB+	628,755
	Refunding Junior Lien Series 2013C, 6.500%, 1/15/43
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
1,000	5.000%, 1/15/42 – AGM Insured	1/24 at 100.00	AA	1,126,350
1,170	5.750%, 1/15/46	1/24 at 100.00	A–	1,359,376
1,175	6.000%, 1/15/53	1/24 at 100.00	A–	1,380,872
800	Long Beach, California, Harbor Revenue Bonds, Series 2015D, 5.000%, 5/15/42	5/25 at 100.00	AA	936,128
1,525	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	AA–	1,860,851
	Airport, Subordinate Lien Series 2018A, 5.250%, 5/15/48 (AMT)
955	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/31 (AMT)	5/22 at 100.00	A+	1,033,176
7,155	Total Transportation			8,325,508
	U.S. Guaranteed – 6.4% (6)
345	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/20 at 100.00	BBB	360,463
	Series 2010A, 6.400%, 8/15/45 (Pre-refunded 8/15/20)
1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/19 at 100.00	A+	1,506,360
	Series 2009-I, 6.375%, 11/01/34 (Pre-refunded 11/01/19)
1,000	Imperial Irrigation District, California, Electric System Revenue Bonds, Refunding	11/20 at 100.00	A1	1,047,240
	Series 2011A, 5.500%, 11/01/41 (Pre-refunded 11/01/20)

NXC	Nuveen California Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
September 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$ 135	National City Community Development Commission, California, Tax Allocation Bonds,	8/21 at 100.00	A	$ 148,270
	National City Redevelopment Project, Series 2011, 6.500%, 8/01/24 (Pre-refunded 8/01/21)
50	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field	9/21 at 100.00	A–	55,365
	Redevelopment Project, Series 2011, 6.750%, 9/01/40 (Pre-refunded 9/01/21)
500	Palomar Pomerado Health Care District, California, Certificates of Participation, Series	11/19 at 100.00	N/R	502,155
	2009, 6.625%, 11/01/29 (Pre-refunded 11/01/19)
1,100	Palomar Pomerado Health Care District, California, Certificates of Participation, Series	11/20 at 100.00	Ba1	1,156,507
	2010, 6.000%, 11/01/41 (Pre-refunded 11/01/20)
160	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series	9/21 at 100.00	A–	174,051
	2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)
25	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	A–	26,871
	Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21)
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue
	Bonds, Mission Bay South Redevelopment Project, Series 2011D:
25	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	26,939
30	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	32,327
360	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series	3/21 at 100.00	A–	392,177
	2011, 7.500%, 9/01/39 (Pre-refunded 3/01/21)
800	Upland, California, Certificates of Participation, San Antonio Community Hospital,	1/21 at 100.00	BBB+	852,624
	Series 2011, 6.500%, 1/01/41 (Pre-refunded 1/01/21)
70	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue	9/21 at 100.00	N/R	77,111
	Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32
	(Pre-refunded 9/01/21)
6,100	Total U.S. Guaranteed			6,358,460
	Utilities – 7.1%
645	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds,	No Opt. Call	A+	913,952
	Series 2007A, 5.500%, 11/15/37
3,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/27 at 100.00	AA	3,637,680
	Series 2017C, 5.000%, 7/01/47
2,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/28 at 100.00	AA	2,483,400
	Series 2018A, 5.000%, 7/01/38
5,645	Total Utilities			7,035,032
	Water and Sewer – 15.9%
1,000	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost	4/23 at 100.00	AA–	1,122,070
	Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/34
1,480	California Infrastructure and Economic Development Bank, Clean Water State Revolving	4/27 at 100.00	AAA	1,854,588
	Fund Revenue Bonds, Green Series 2017, 5.000%, 10/01/33
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds,
	Poseidon Resources Channelside LP Desalination Project, Series 2012:
375	5.000%, 7/01/37 (AMT), 144A	7/22 at 100.00	Baa3	403,054
1,160	5.000%, 11/21/45 (AMT), 144A	7/22 at 100.00	Baa3	1,240,040
1,730	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/27 at 100.00	AAA	1,937,185
	Water System Revenue Bonds, Green Series 2017A, 4.000%, 6/01/45
2,000	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System	3/22 at 100.00	AA–	2,161,060
	Financing, Series 2012, 5.000%, 9/01/41
2,000	Irvine Ranch Water District, California, Certificates of Participation, Irvine Ranch	9/26 at 100.00	AAA	2,401,240
	Water District Series 2016, 5.000%, 3/01/41
1,970	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/24 at 100.00	AA+	2,278,561
	2014A, 5.000%, 7/01/44
1,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/28 at 100.00	AA+	1,258,910
	2018B, 5.000%, 7/01/38

Principal		Optional Call
Amount (000)	Description (1)	Provision (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 620	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Lien Series	6/27 at 100.00	AA	$ 764,956
	2017A, 5.250%, 6/01/47
90	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	10/19 at 100.00	Ca	91,237
	6.000%, 7/01/44
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
50	5.500%, 7/01/28	7/22 at 100.00	Ca	52,937
175	5.750%, 7/01/37	7/22 at 100.00	Ca	185,719
145	6.000%, 7/01/47	7/22 at 100.00	Ca	154,244
13,795	Total Water and Sewer			15,905,801
$ 94,677	Total Long-Term Investments (cost $85,697,853)			97,398,928

Principal		Optional Call
Amount (000)	Description (1)	Provision (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.4%
	MUNICIPAL BONDS – 1.4%
	Health Care – 1.4%
$ 1,390	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente,	11/19 at 100.00	N/R	$ 1,390,000
	Series 2008A, Variable Rate Demand Obligation, 1.470%, 4/01/32 (Mandatory
	Put 11/06/19) (7)
$ 1,390	Total Short-Term Investments (cost $1,390,000)			1,390,000
	Total Investments (cost $87,087,853) – 99.0%			98,788,928
	Other Assets Less Liabilities – 1.0%			988,623
	Net Assets Applicable to Common Shares – 100%			$ 99,777,551

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)
Effective February 12, 2019, the par value of the original bonds was replaced with taxable and tax exempt Puerto Rico Sales Tax Financing Corporation (commonly known as COFINA) bond units that are collateralized by a bundle of zero and coupon paying bonds. The quantity shown represents units in a trust, which were assigned according to the original bond’s accreted value. These securities do not have a stated coupon interest rate and income will be recognized through accretion of the discount associated with the trust units. The factor at which these units accrete can also decrease, primarily for principal payments generated from coupon payments received or dispositions of the underlying bond collateral. The quantity of units will not change as a result of these principal payments.

(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax

See accompanying notes to financial statements.

NXN	Nuveen New York Select Tax-Free Income Portfolio Portfolio of Investments September 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 100.5%
	MUNICIPAL BONDS – 100.5%
	Consumer Staples – 5.1%
$ 435	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	10/19 at 100.00	BB+	$ 435,096
	Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38
150	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed	10/19 at 100.00	B–	149,992
	Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26
	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,
	Series 2016A-1:
425	5.625%, 6/01/35	No Opt. Call	BBB	460,798
1,530	5.750%, 6/01/43	No Opt. Call	BBB	1,847,016
2,540	Total Consumer Staples			2,892,902
	Education and Civic Organizations – 20.3%
165	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter	11/19 at 100.00	B	165,211
	Schools, Series 2007A, 5.000%, 4/01/37
280	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	12/20 at 100.00	B+	288,271
	Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter
	School for International Cultures and the Arts Project, Series 2013A:
75	5.000%, 4/15/33	4/23 at 100.00	BB+	79,660
110	5.000%, 4/15/43	4/23 at 100.00	BB+	115,330
150	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/23 at 100.00	A–	165,801
	University, Series 2013A, 5.000%, 7/01/44
1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute	No Opt. Call	Baa2	1,301,240
	of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University
	Dormitory Facilities, Series 2015A:
20	5.000%, 7/01/31	7/25 at 100.00	Aa3	23,730
25	5.000%, 7/01/33	7/25 at 100.00	Aa3	29,542
405	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series	10/19 at 100.00	Baa2	406,288
	2007A, 5.000%, 7/01/37 – NPFG Insured
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series	4/21 at 100.00	AAA	1,053,480
	2011A, 5.000%, 10/01/41
605	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at	7/25 at 100.00	A–	695,962
	Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/40
290	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/25 at 100.00	Aa2	344,297
	2015A, 5.000%, 7/01/35
1,185	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/26 at 100.00	Aa2	1,428,257
	2016A, 5.000%, 7/01/39
1,800	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt,	7/20 at 100.00	Aa1	1,850,562
	Cornell University, Series 2010A, 5.000%, 7/01/40
70	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of	7/29 at 100.00	A1	86,442
	Technology, Series 2019A, 5.000%, 7/01/49, (WI/DD, Settling 10/08/19)
120	Dormitory Authority of the State of New York, Revenue Bonds, Saint Joseph’s College,	7/20 at 100.00	Ba1	121,600
	Series 2010, 5.250%, 7/01/35
250	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of	12/26 at 100.00	BB–	276,752
	Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A
215	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point	1/34 at 100.00	N/R	205,119
	Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)
110	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi	9/23 at 100.00	A–	122,960
	University Project, Series 2013, 5.000%, 9/01/38

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens
	Baseball Stadium Project, Series 2006:
$ 500	5.000%, 1/01/31 – AMBAC Insured	10/19 at 100.00	BBB	$ 501,460
430	4.750%, 1/01/42 – AMBAC Insured	10/19 at 100.00	BBB	436,927
300	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee	10/19 at 100.00	Baa1	300,468
	Stadium Project, Series 2006, 4.750%, 3/01/46 – NPFG Insured
1,005	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife	8/23 at 100.00	AA–	1,134,142
	Conservation Society, Series 2014A, 5.000%, 8/01/32
190	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	A2	193,163
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 2,
	2.625%, 9/15/69 (WI/DD, Settling 10/22/19)
145	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	Baa2	147,577
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3,
	2.800%, 9/15/69 (WI/DD, Settling 10/22/19)
10,445	Total Education and Civic Organizations			11,474,241
	Financials – 1.1%
450	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds,	No Opt. Call	A	618,201
	Series 2005, 5.250%, 10/01/35
	Health Care – 0.9%
100	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue	7/20 at 100.00	A	102,381
	Bonds, Series 2010, 5.200%, 7/01/32
200	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest	7/26 at 100.00	A–	219,154
	Systems, Inc. Project, Series 2016B, 4.000%, 7/01/41
210	Yonkers Industrial Development Agency, New York, Revenue Bonds, St John’s Riverside	10/19 at 100.00	B–	209,941
	Hospital, Series 2001B, 7.125%, 7/01/31
510	Total Health Care			531,476
	Industrials – 4.0%
160	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds,	1/25 at 100.00	N/R	176,648
	Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35 (AMT), 144A
1,865	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	2,063,119
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
2,025	Total Industrials			2,239,767
	Long-Term Care – 0.2%
100	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of	10/19 at 100.00	A2	100,209
	Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31
	Tax Obligation/General – 3.4%
1,080	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	Aa1	1,289,488
600	Yonkers, New York, General Obligation Bonds, Refunding Series 2011A, 5.000%, 10/01/24 –	10/21 at 100.00	AA	646,470
	AGM Insured
1,680	Total Tax Obligation/General			1,935,958
	Tax Obligation/Limited – 21.4%
1,050	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	2/22 at 100.00	AA+	1,133,349
	General Purpose Series 2012D, 5.000%, 2/15/37
1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/29 at 100.00	Aa1	1,234,830
	General Purpose, Series 2019A Bidding Group 2,3,4, 5.000%, 3/15/46
1,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	9/25 at 100.00	AA+	1,185,580
	2015B Group A,B&C, 5.000%, 3/15/35
1,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D,	No Opt. Call	BB	1,154,690
	5.000%, 11/15/25
800	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture	2/27 at 100.00	Aa2	969,936
	Fiscal 2017 Series A, 5.000%, 2/15/38
760	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012	2/21 at 100.00	Aa2	803,267
	Series 2011A, 5.750%, 2/15/47

NXN	Nuveen New York Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
September 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/25 at 100.00	AA	$ 1,168,400
	Fiscal Series 2015S-2, 5.000%, 7/15/40
1,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/23 at 100.00	AAA	1,119,930
	Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38
450	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/24 at 100.00	AAA	513,288
	Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35
500	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue	2/21 at 100.00	AAA	525,805
	Bonds, Subordinate Series 2011-D1, 5.250%, 2/01/30
535	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue	12/19 at 100.00	AAA	539,478
	Bonds, Tender Option Bond Trust 2015-XF0080, 10.359%, 5/01/38 (IF), 144A
570	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General,	No Opt. Call	AA+	581,885
	Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (5)
235	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	248,329
	2018A-1, 5.000%, 7/01/58
845	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series	10/22 at 100.00	AA	919,943
	2012A, 5.000%, 10/01/32 – AGM Insured
10,745	Total Tax Obligation/Limited			12,098,710
	Transportation – 18.6%
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/24 at 100.00	AA–	1,149,350
	2014B, 5.250%, 11/15/38
250	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A+	267,483
	Center Project, Series 2011, 5.000%, 11/15/44
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds,
	American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
345	5.000%, 8/01/26 (AMT)	8/21 at 100.00	BB	362,726
685	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB	719,003
700	New York Transportation Development Corporation, New York, Special Facility Revenue	1/28 at 100.00	Baa3	842,583
	Bonds, Delta Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series
	2018, 5.000%, 1/01/32 (AMT)
980	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia	7/24 at 100.00	BBB	1,085,468
	Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	10/25 at 100.00	AA–	1,191,640
	Ninety-Fourth Series 2015, 5.250%, 10/15/55
1,500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	9/28 at 100.00	AA–	1,840,980
	Eleventh Series 2018, 5.000%, 9/01/48
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC Project, Eighth Series 2010:
290	6.500%, 12/01/28	10/19 at 100.00	BBB+	303,763
215	6.000%, 12/01/36	12/20 at 100.00	BBB+	226,909
1,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	1,225,290
	Bridges & Tunnels, Refunding Series 2017B, 5.000%, 11/15/36
1,095	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	1,316,869
	Bridges & Tunnels, Series 2017A, 5.000%, 11/15/47
9,060	Total Transportation			10,532,064
	U.S. Guaranteed – 7.7% (6)
450	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center,	7/20 at 100.00	A–	465,840
	Series 2011A, 6.000%, 7/01/40 (Pre-refunded 7/01/20)
1,240	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012	2/21 at 100.00	Aa2	1,316,037
	Series 2011A, 5.750%, 2/15/47 (Pre-refunded 2/15/21)
400	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A,	5/21 at 100.00	A	424,244
	5.000%, 5/01/38 (Pre-refunded 5/01/21)
2,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University	7/21 at 100.00	AA–	2,135,660
	of Rochester Project, Series 2011B, 5.000%, 7/01/41 (Pre-refunded 7/01/21)
4,090	Total U.S. Guaranteed			4,341,781

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 8.3%
$ 550	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue	2/20 at 100.00	BBB–	$ 557,243
	Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42
35	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	37,511
50	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/24 at 100.00	A	57,022
	2014A, 5.000%, 9/01/44
180	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/27 at 100.00	A	215,784
	2017, 5.000%, 9/01/47
150	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue	7/23 at 100.00	B1	158,958
	Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42 (AMT), 144A
1,365	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE,	12/23 at 100.00	AAA	1,553,889
	5.000%, 12/15/41
1,750	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016B,	6/26 at 100.00	AAA	2,113,650
	5.000%, 12/15/35
4,080	Total Utilities			4,694,057
	Water and Sewer – 9.5%
200	Buffalo Municipal Water Finance Authority, New York, Water System Revenue Bonds,	7/25 at 100.00	A+	237,902
	Refunding Series 2015A, 5.000%, 7/01/29
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	3,670,350
	General Resolution Revenue Bonds, Fiscal 2018 Series EE, 5.000%, 6/15/40
1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/27 at 100.00	AAA	1,211,260
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds,, 5.000%, 6/15/42
55	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	10/19 at 100.00	Ca	55,756
	6.000%, 7/01/44
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
25	5.500%, 7/01/28	7/22 at 100.00	Ca	26,469
100	5.750%, 7/01/37	7/22 at 100.00	Ca	106,125
80	6.000%, 7/01/47	7/22 at 100.00	Ca	85,100
4,460	Total Water and Sewer			5,392,962
$ 50,185	Total Long-Term Investments (cost $52,866,677)			56,852,328
	Floating Rate Obligations – (0.8)%			(425,000)
	Other Assets Less Liabilities – 0.3%			144,742
	Net Assets Applicable to Common Shares – 100%			$ 56,572,070

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities
September 30, 2019 (Unaudited)

	NXP	NXQ	NXR	NXC	NXN
Assets
Long-term investments, at value (cost $221,004,864,
$233,514,762, $176,400,020, $85,697,853
and $52,866,677, respectively)	$259,362,458	$267,437,951	$211,480,040	$97,398,928	$56,852,328
Short-term investments, at value (cost $2,625,000,
$2,700,000, $2,095,000, $1,390,000 and $ —,
respectively)	2,538,048	2,610,378	2,025,707	1,390,000	—
Cash	—	47,480	84,664	147,557	33,408
Receivable for:
Interest	2,511,785	2,728,521	1,900,298	1,159,449	727,571
Investments sold	3,067,254	270,000	270,000	—	—
Other assets	68,776	71,730	53,928	27,538	17,722
Total assets	267,548,321	273,166,060	215,814,637	100,123,472	57,631,029
Liabilities
Cash overdraft	65,946	—	—	—	—
Floating rate obligations	—	—	—	—	425,000
Payable for:
Dividends	711,567	719,828	549,723	266,608	148,925
Interest	—	—	—	—	8,759
Investments purchased	—	—	—	—	420,572
Accrued expenses:
Management fees	43,783	55,777	44,542	21,080	11,955
Trustees fees	68,069	71,056	52,928	25,873	15,830
Other	56,035	57,337	46,336	32,360	27,918
Total liabilities	945,400	903,998	693,529	345,921	1,058,959
Net assets applicable to common shares	$266,602,921	$272,262,062	$215,121,108	$99,777,551	$56,572,070
Common shares outstanding	16,570,310	17,713,727	13,045,560	6,349,932	3,924,895
Net asset value (“NAV”) per common share outstanding	$16.09	$15.37	$16.49	$15.71	$14.41

Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$165,703	$177,137	$130,456	$63,499	$39,249
Paid-in-surplus	230,107,246	245,552,725	179,536,881	88,357,125	53,856,609
Total distributable earnings	36,329,972	26,532,200	35,453,771	11,356,927	2,676,212
Net assets applicable to common shares	$266,602,921	$272,262,062	$215,121,108	$99,777,551	$56,572,070
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended September 30, 2019 (Unaudited)

	NXP	NXQ	NXR	NXC	NXN
Investment Income	$5,135,502	$5,151,303	$4,062,811	$1,895,226	$1,076,237
Expenses
Management fees	264,173	336,427	268,102	127,063	72,343
Interest expense	—	—	—	—	4,379
Custodian fees	17,055	17,325	14,235	9,162	7,017
Trustees fees	3,000	3,062	2,419	1,121	639
Professional fees	15,286	15,357	14,658	13,859	13,002
Shareholder reporting expenses	16,685	15,754	11,664	6,329	3,198
Shareholder servicing agent fees	4,704	4,207	3,532	1,234	1,193
Stock exchange listing fees	3,463	3,463	3,463	3,467	3,463
Investor relations expenses	7,834	7,982	6,186	2,999	1,860
Other	6,531	8,389	5,690	4,627	4,904
Total expenses	338,731	411,966	329,949	169,861	111,998
Net investment income (loss)	4,796,771	4,739,337	3,732,862	1,725,365	964,239
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	279,057	428,557	177,026	(7,789)	73,325
Change in net unrealized appreciation (depreciation)
of investments	9,113,800	8,248,367	7,837,954	3,117,214	1,194,739
Net realized and unrealized gain (loss)	9,392,857	8,676,924	8,014,980	3,109,425	1,268,064
Net increase (decrease) in net assets applicable
to common shares from operations	$14,189,628	$13,416,261	$11,747,842	$4,834,790	$2,232,303

See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)

	NXP		NXQ		NXR
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	9/30/19	3/31/19	9/30/19	3/31/19	9/30/19	3/31/19
Operations
Net investment income (loss)	$4,796,771	$9,442,122	$4,739,337	$9,344,515	$3,732,862	$7,278,439
Net realized gain (loss) from investments	279,057	412,456	428,557	(108,741)	177,026	371,899
Change in net unrealized appreciation
(depreciation) of investments	9,113,800	5,578,624	8,248,367	5,751,292	7,837,954	5,173,016
Net increase (decrease) in net assets
applicable to common shares
from operations	14,189,628	15,433,202	13,416,261	14,987,066	11,747,842	12,823,354
Distributions to Common Shareholders
Dividends	(4,523,695)	(9,047,389)	(4,463,859)	(8,927,718)	(3,404,891)	(6,809,782)
Decrease in net assets applicable to
common shares from distributions to
common shareholders	(4,523,695)	(9,047,389)	(4,463,859)	(8,927,718)	(3,404,891)	(6,809,782)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of
offering costs	—	—	—	—	—	—
Net increase (decrease) in net assets
applicable to common shares
from capital share transactions	—	—	—	—	—	—
Net increase (decrease) in net assets
applicable to common shares	9,665,933	6,385,813	8,952,402	6,059,348	8,342,951	6,013,572
Net assets applicable to common
shares at the beginning of period	256,936,988	250,551,175	263,309,660	257,250,312	206,778,157	200,764,585
Net assets applicable to common
shares at the end of period	$266,602,921	$256,936,988	$272,262,062	$263,309,660	$215,121,108	$206,778,157

See accompanying notes to financial statements.

	NXC		NXN
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	9/30/19	3/31/19	9/30/19	3/31/19
Operations
Net investment income (loss)	$1,725,365	$3,202,963	$964,239	$1,947,631
Net realized gain (loss) from investments	(7,789)	(362,089)	73,325	(57,760)
Change in net unrealized appreciation
(depreciation) of investments	3,117,214	1,545,986	1,194,739	669,699
Net increase (decrease) in net assets
applicable to common shares
from operations	4,834,790	4,386,860	2,232,303	2,559,570
Distributions to Common Shareholders
Dividends	(1,630,663)	(3,276,565)	(930,200)	(1,968,334)
Decrease in net assets applicable to
common shares from distributions to
common shareholders	(1,630,663)	(3,276,565)	(930,200)	(1,968,334)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of
offering costs	—	106,141	—	—
Net increase (decrease) in net assets
applicable to common shares
from capital share transactions	—	106,141	—	—
Net increase (decrease) in net assets
applicable to common shares	3,204,127	1,216,436	1,302,103	591,236
Net assets at the beginning of period	96,573,424	95,356,988	55,269,967	54,678,731
Net assets applicable to common
shares at the end of period	$99,777,551	$96,573,424	$56,572,070	$55,269,967

See accompanying notes to financial statements.

Financial Highlights (Unaudited)
Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Ending Share Price
NXP
Year Ended 3/31:
2020(e)	$15.51	$0.29	$0.56	$0.85	$(0.27)	$—	$(0.27)	$16.09	$15.72
2019	15.12	0.57	0.37	0.94	(0.55)	—	(0.55)	15.51	14.64
2018	15.00	0.56	0.11	0.67	(0.55)	—	(0.55)	15.12	14.02
2017	15.46	0.56	(0.47)	0.09	(0.55)	—	(0.55)	15.00	14.03
2016	15.17	0.58	0.27	0.85	(0.56)	—	(0.56)	15.46	14.89
2015	14.43	0.60	0.76	1.36	(0.62)	—	(0.62)	15.17	14.51

NXQ
Year Ended 3/31:
2020(e)	14.86	0.27	0.49	0.76	(0.25)	—	(0.25)	15.37	14.98
2019	14.52	0.53	0.31	0.84	(0.50)	—	(0.50)	14.86	13.93
2018	14.47	0.52	0.05	0.57	(0.52)	—	(0.52)	14.52	13.47
2017	14.88	0.53	(0.42)	0.11	(0.52)	—	(0.52)	14.47	13.41
2016	14.64	0.55	0.23	0.78	(0.54)	—	(0.54)	14.88	14.13
2015	13.83	0.58	0.83	1.41	(0.60)	—	(0.60)	14.64	13.94

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets
Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses(b)		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

5.53%	9.29%	$266,603	0.26	%*	3.65	%*	4%
6.34	8.51	256,937	0.26		3.77		17
4.52	3.83	250,551	0.27		3.66		19
0.55	(2.20)	248,518	0.28		3.64		28
5.78	6.82	256,228	0.28		3.88		25
9.52	12.42	251,296	0.32(d	)	4.01(d	)	28

5.16	9.43	272,262	0.31	%*	3.53	%*	6
5.95	7.32	263,310	0.31		3.64		12
3.98	4.32	257,250	0.32		3.53		20
0.69	(1.56)	256,325	0.33		3.61		27
5.46	5.46	263,530	0.33		3.76		23
10.32	11.00	259,381	0.37(d	)	4.04(d	)	19

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NXP		NXQ
Year Ended 3/31:		Year Ended 3/31:
2020(e)	—%	2020(e)	—%
2019	—	2019	—
2018	—	2018	—
2017	—	2017	—
2016	—	2016	—
2015	—	2015	—**

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

(d)
During the fiscal year ended March 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its common shares equity shelf program. As a result the expenses and net investment income (loss) ratios to average net assets applicable to common shares reflect the voluntary expense reimbursement from Adviser. The expenses and net investment income (loss) ratios to average net assets applicable to common shares excluding this expense reimbursement from Adviser are as follows:

	Ratios to			Ratios to
	Average Net Assets			Average Net Assets
		Net Investment			Net Investment
NXP	Expenses(b)	Income (Loss)	NXQ	Expenses(b)	Income (Loss)
Year Ended 3/31:			Year Ended 3/31:
2015	0.35%	3.98%	2015	0.40%	4.01%

(e)	For the six months ended September 30, 2019.
*	Annualized.
**	Rounds to less than 0.01%.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Shelf Offering Costs	Premium Per Share Sold through Shelf Offering		Ending NAV	Ending Share Price
NXR
Year Ended 3/31:
2020(e)	$15.85	$0.29	$0.61	$0.90	$(0.26)	$—	$(0.26)	$—	$—		$16.49	$16.08
2019	15.39	0.56	0.42	0.98	(0.52)	—	(0.52)	—	—		15.85	14.73
2018	15.29	0.55	0.09	0.64	(0.54)	—	(0.54)	—	—		15.39	14.23
2017	15.76	0.57	(0.51)	0.06	(0.53)	—	(0.53)	—	—		15.29	14.21
2016	15.34	0.58	0.40	0.98	(0.56)	—	(0.56)	—	—		15.76	14.89
2015	14.46	0.60	0.89	1.49	(0.61)	—	(0.61)	—	—		15.34	14.78

NXC
Year Ended 3/31:
2020(e)	15.21	0.27	0.49	0.76	(0.26)	—	(0.26)	—	—		15.71	15.72
2019	15.02	0.50	0.19	0.69	(0.52)	—	(0.52)	0.02	—		15.21	14.12
2018	15.00	0.57	0.09	0.66	(0.58)	(0.06)	(0.64)	—	—	*	15.02	13.90
2017	15.68	0.60	(0.56)	0.04	(0.62)	(0.10)	(0.72)	—	—		15.00	14.83
2016	15.52	0.64	0.19	0.83	(0.65)	(0.02)	(0.67)	—	—		15.68	16.70
2015	14.83	0.66	0.82	1.48	(0.68)	(0.11)	(0.79)	—	—		15.52	15.40

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses(b)		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

5.71%	11.00%	$215,121	0.31	%**	3.52	%**	6%
6.53	7.31	206,778	0.32		3.62		17
4.19	3.87	200,765	0.33		3.55		15
0.37	(1.09)	199,496	0.33		3.61		29
6.56	4.76	205,595	0.34		3.81		22
10.46	12.87	200,153	0.38(d	)	3.99(d	)	21

5.00	13.26	99,778	0.34	**	3.50	**	1
4.82	5.44	96,573	0.55		3.38		23
4.37	(2.23)	95,357	0.37		3.73		20
0.20	(6.98)	94,310	0.37		3.89		24
5.51	13.25	98,494	0.37		4.18		10
10.20	13.84	97,421	0.37		4.30		7

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NXR		NXC
Year Ended 3/31:		Year Ended 3/31:
2020(e)	—%	2020(e)	—%
2019	—	2019	—
2018	—	2018	—
2017	—	2017	—
2016	—	2016	—
2015	—	2015	—

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

(d)
During the fiscal year ended March 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its common shares equity shelf program. As a result the expenses and net investment income (loss) ratios to average net assets applicable to common shares reflect the voluntary expense reimbursement from Adviser. The expenses and net investment income (loss) ratios to average net assets applicable to common shares excluding this expense reimbursement from Adviser are as follows:

	Ratios to
	Average Net Assets
		Net Investment
NXR	Expenses(b)	Income (Loss)
Year Ended 3/31:
2015	0.42%	3.96%

(e)	For the six months ended September 30, 2019.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Ending Common Share Price
NXN
Year Ended 3/31:
2020(d)	$14.08	$0.25	$0.32	$0.57	$(0.24)	$—	$(0.24)	$14.41	$13.80
2019	13.93	0.50	0.15	0.65	(0.50)	—	(0.50)	14.08	13.52
2018	14.04	0.52	(0.09)	0.43	(0.54)	—	(0.54)	13.93	12.98
2017	14.53	0.55	(0.49)	0.06	(0.55)	—	(0.55)	14.04	13.69
2016	14.52	0.57	(0.01)	0.56	(0.55)	—	(0.55)	14.53	14.06
2015	13.95	0.56	0.58	1.14	(0.57)	—	(0.57)	14.52	14.13

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets
Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses(b)		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

4.05%	3.83%	$56,572	0.40	%*	3.44	%*	1%
4.80	8.26	55,270	0.42		3.59		16
3.05	(1.41)	54,679	0.43		3.64		17
0.40	1.26	55,120	0.44		3.83		29
3.98	3.63	57,031	0.42		3.97		14
8.31	9.84	56,988	0.43		3.92		16

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NXN
Year Ended 3/31:
2020(d)	0.02%*
2019	0.02
2018	0.02
2017	0.02
2016	0.01
2015	0.01

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

(d)	For the six months ended September 30, 2019.
*	Annualized.

See accompanying notes to financial statements.

Notes to
Financial Statements (Unaudited)
1. General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
•	Nuveen Select Tax-Free Income Portfolio (NXP)
•	Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
•	Nuveen Select Tax-Free Income Portfolio 3 (NXR)
•	Nuveen California Select Tax-Free Income Portfolio (NXC)
•	Nuveen New York Select Tax-Free Income Portfolio (NXN)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NXP, NXQ, NXR, NXC, and NXN were organized as Massachusetts business trusts on January 29, 1992, March 30, 1992, May 28, 1992, March 30, 1992, and March 30, 1992, respectively.
The end of the reporting period for the Funds is September 30, 2019, and the period covered by these Notes to Financial Statements is the six months ended September 30, 2019 (the “current fiscal period”).
Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Funds and it did not have a material impact on the Funds’ financial statements.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management early implemented this guidance and it did not have a material impact on the Funds’ financial statements.
3. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds’ investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a

Notes to Financial Statements (Unaudited) (continued)
security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NXP	Level 1	Level 2	Level 3	Total

Long-Term Investments*:
Municipal Bonds	$—	$259,362,458	$—	$259,362,458
Short-Term Investments*:
Municipal Bonds	—	2,538,048	—	2,538,048
Total	$—	$261,900,506	$—	$261,900,506

NXQ	Level 1	Level 2	Level 3	Total

Long-Term Investments*:
Municipal Bonds	$—	$267,437,951	$—	$267,437,951
Short-Term Investments*:
Municipal Bonds	—	2,610,378	—	2,610,378
Total	$—	$270,048,329	$—	$270,048,329

NXR	Level 1	Level 2	Level 3	Total

Long-Term Investments*:
Municipal Bonds	$—	$211,480,040	$—	$211,480,040
Short-Term Investments*:
Municipal Bonds	—	2,025,707	—	2,025,707
Total	$—	$213,505,747	$—	$213,505,747

NXC	Level 1	Level 2	Level 3	Total

Long-Term Investments**:
Municipal Bonds	$—	$97,398,928	$—	$97,398,928
Short-Term Investments**:
Municipal Bonds	—	1,390,000	—	1,390,000
Total	$—	$98,788,928	$—	$98,788,928

NXN	Level 1	Level 2	Level 3	Total

Long-Term Investments**:
Municipal Bonds	$—	$56,852,328	$—	$56,852,328

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Refer to the Fund’s Portfolio of Investments for industry classifications.

4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NXP	NXQ	NXR	NXC	NXN
Floating rate obligations: self-deposited Inverse Floaters	$—	$—	$—	$—	$425,000
Floating rate obligations: externally-deposited Inverse Floaters	2,250,000	3,750,000	—	—	1,065,000
Total	$2,250,000	$3,750,000	$—	$—	$1,490,000

Notes to Financial Statements (Unaudited) (continued)
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NXP	NXQ	NXR	NXC	NXN
Average floating rate obligations outstanding	$—	$—	$—	$—	$425,000
Average annual interest rate and fees	—%	—%	—%	—%	2.06%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NXP	NXQ	NXR	NXC	NXN
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$—	$—	$—	$—	$425,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	2,250,000	3,750,000	—	—	—
Total	$2,250,000	$3,750,000	$—	$—	$425,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NXP	NXQ	NXR	NXC	NXN
Purchases	$11,310,455	$16,321,227	$13,348,802	$2,299,344	$2,123,861
Sales and maturities	12,385,921	14,786,134	13,597,541	1,441,966	607,472

Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the following Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

NXN
Outstanding when-issued/delayed delivery purchase commitments	$420,572

Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5. Fund Shares
Common Shares Equity Shelf Program and Offering Costs
NXC has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during a prior fiscal period.
Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.
Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s prior fiscal period were as follows:

	NXC

	Six Months	Year
	Ended	Ended
	9/30/19	3/31/19

Additional authorized common shares	—	600,000	*
Common shares sold	—	—
Offering proceeds, net of offering costs	$—	$106,141

*	Represents additional authorized common shares for the period April 1, 2018 through July 31, 2018.

Notes to Financial Statements (Unaudited) (continued)
Costs incurred by the Fund in connection with its initial shelf registration are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Fund to keep the shelf registration current are expensed as incurred and recognized as a component of “other expenses” on the Statement of Operations.
Common Shares Transactions
The Funds did not have any transactions in common shares during the current and prior fiscal period.
6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of September 30, 2019.

	NXP	NXQ	NXR	NXC	NXN
Tax cost of investments	$221,652,135	$235,094,636	$176,247,645	$87,106,624	$52,462,797
Gross unrealized:
Appreciation	40,371,210	35,142,692	37,361,918	11,743,787	4,003,710
Depreciation	(122,839)	(188,999)	(103,816)	(61,483)	(38,971)
Net unrealized appreciation (depreciation) of investments	$40,248,371	$34,953,693	$37,258,102	$11,682,304	$3,964,739

Permanent differences, primarily due to expiration of capital loss carryforwards, taxable market discount and nondeductible offering costs, resulted in reclassifications among the Funds’ components of net assets as of March 31, 2019, the Funds’ last tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2019, the Funds’ last tax year end, were as follows:

	NXP	NXQ	NXR	NXC	NXN
Undistributed net tax-exempt income[1]	$906,039	$722,409	$539,411	$157,982	$62,098
Undistributed net ordinary income[2]	2,520	6,243	1,092	—	—
Undistributed net long-term capital gains	—	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 1, 2019, paid on April 1, 2019.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended March 31, 2019 was designated for purposes of the dividends paid deduction as follows:

	NXP	NXQ	NXR	NXC	NXN
Distributions from net tax-exempt income	$8,832,787	$8,882,196	$6,704,420	$3,267,547	$1,977,592
Distributions from net ordinary income[2]	214,602	45,521	105,362	28,068	555
Distributions from net long-term capital gains	—	—	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of March 31, 2019, the Funds’ last tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NXP	NXQ	NXR	NXC	NXN

Not subject to expiration:
Short-term	$246,781	$471,803	$106,961	$305,729	$1,038,943
Long-term	4,277,519	8,561,360	2,024,580	—	271,683
Total	$4,524,300	$9,033,163	$2,131,541	$305,729	$1,310,626

As of March 31, 2019, the Funds’ last tax year end, $335,742 of NXQ’s capital loss carryforward expired.
During the Funds’ last tax year ended March 31, 2019, the following Funds utilized capital loss carryforwards as follows:

	NXP	NXR
Utilized capital loss carryforwards	$425,454	$371,899

7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for NXP, is calculated according to the following schedule:

NXP
Average Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.0500%
For the next $125 million	0.0375
For the next $250 million	0.0250
For the next $500 million	0.0125

The annual fund-level fee, payable monthly, for each Fund (excluding NXP) is calculated according to the following schedule:

NXQ
NXR
NXC
NXN
Average Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.1000%
For the next $125 million	0.0875
For the next $250 million	0.0750
For the next $500 million	0.0625
For the next $1 billion	0.0500
For the next $3 billion	0.0250
For managed assets over $5 billion	0.0125

Notes to Financial Statements (Unaudited) (continued)
The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily net assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*  For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of September 30, 2019, the complex-level fee for each Fund was 0.1570%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	NXP	NXQ	NXR	NXC
Purchases	$1,077,090	$1,077,090	$2,466,536	$—
Sales	—	—	—	49,441

8. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Funds did not utilize this facility.
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Additional Fund
Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered		Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm		Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP		Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street		Company, N.A.
	Boston, MA 02111		Chicago, IL 60601		250 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-Port. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NXP	NXQ	NXR	NXC	NXN
Common Shares repurchased	—	—	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
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Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

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Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

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Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

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Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

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Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

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Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside invest- ment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
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Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

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Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

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Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

Glossary of Terms Used in this Report (continued)
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S&P Municipal Bond California Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade California municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

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S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

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S&P Municipal Bond New York Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade New York municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

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Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

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Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process (Unaudited)
At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of each Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for its respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leverage financing for closed-end funds; the secondary market trading of the closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures); and leverage, capital and distribution management services. In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:
●
Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things,

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
repositioning funds, merging funds, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;
●	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
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Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;

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Risk Management and Valuation Services – continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;

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Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;

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Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;

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Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports;

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Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope; and

●	with respect specifically to closed-end funds, such initiatives also included:
●●
Leverage Management Services – continuing to actively manage leverage including developing new leverage instruments, refinancing existing leverage and negotiating reductions in associated leverage expenses;

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Capital Management Services – ongoing capital management efforts through a share repurchase program as well as a shelf offering program that raises additional equity capital in seeking to enhance shareholder value;

●●	Data and Market Analytics – continuing focus on analyzing data and market analytics to better understand the ownership cycles and secondary market experience of closed-end funds; and
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Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one-, three-and five-year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.
The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.
In addition to the foregoing, the Board recognized the importance of secondary market trading to shareholders and considered the evaluation of premiums and discounts at which the shares of the Nuveen closed-end funds trade to be a continuing priority for the Board. The Board and/or its Closed-end Fund committee consider premium and discount data at each quarterly meeting throughout the year as well as during the annual review.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen Select Tax-Free Income Portfolio, the Board noted that the Fund ranked in the second quartile of its Performance Peer Group for the one-year period and first quartile for the three- and five-year periods. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. In addition, the Fund’s performance was slightly below its benchmark for the one-year period and the Fund outperformed its benchmark for the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen Select Tax-Free Income Portfolio 2, the Board noted that the Fund ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. In addition, although the Fund’s performance was below the performance of its benchmark for the one-year period, the Fund outperformed its benchmark for the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen Select Tax-Free Income Portfolio 3, the Board noted that the Fund ranked in the first quartile of its Performance Peer Group and outperformed its benchmark for the one-, three- and five-year periods. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. The Board was satisfied with the Fund’s overall performance.
For Nuveen California Select Tax-Free Income Portfolio, the Board noted that the Fund ranked in the second quartile of its Performance Peer Group for the one- and three-year periods and third quartile for the five-year period. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. In addition, although the Fund’s performance was below the performance of its benchmark for the one-year period, the Fund outperformed its benchmark for the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen New York Select Tax-Free Income Portfolio, the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group for the five-year period, the Fund ranked in the first quartile for the one-year period and second quartile for the three-year period. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. In addition, the Fund’s performance was below the performance of its benchmark for the one-year period, but the Fund outperformed its benchmark for the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across the Nuveen funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018.
With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.
The Independent Board Members noted that each Fund had a net management fee and a net expense ratio that were below its respective peer averages. Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its exchange-traded fund product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.
The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules. In addition, with respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.
In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered that an affiliate of the Adviser serves as co-manager in the initial public offerings of new closed-end funds for which it may receive revenue and serves as an underwriter on shelf offerings of existing closed-end funds for which it receives compensation. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-B-0919D 1000790-INV-B-11/20

ITEM 2. CODE OF ETHICS.
Not applicable to this filing.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable to this filing.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable to this filing.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to this filing.
ITEM 6. SCHEDULE OF INVESTMENTS.
(a) See Portfolio of Investments in Item 1.
(b) Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13. EXHIBITS.
File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Nuveen New York Select Tax-Free Income Portfolio
By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary
Date: December 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)
Date: December 5, 2019

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)
Date: December 5, 2019